UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:    811-10481

Cohen & Steers Quality Income Realty Fund, Inc.

(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY 10017

(Address of principal executive offices) (Zip code)

Dana A. DeVivo

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (212) 832-3232

Date of fiscal year end:    December 31

Date of reporting period:    December 31, 2022

Item 1. Reports to Stockholders.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

To Our Shareholders:

We would like to share with you our report for the year ended December 31, 2022. The total returns for Cohen & Steers Quality Income Realty Fund, Inc. (the Fund) and its comparative benchmarks were:

	Six Months Ended December 31, 2022	Year Ended December 31, 2022
Cohen & Steers Quality Income Realty Fund at Net Asset Value[a]	–8.56%	–26.83%
Cohen & Steers Quality Income Realty Fund at Market Value[a]	–10.57%	–31.18%
FTSE Nareit All Equity REITs Index[b]	–7.14%	–24.95%
Blended Benchmark—80% FTSE Nareit All Equity REITs Index/20% ICE BofA REIT Preferred Securities Index[b]	–7.82%	–24.96%
S&P 500 Index[b]	2.31%	–18.11%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

Managed Distribution Policy

The Fund, acting in accordance with an exemptive order received from the U.S. Securities and Exchange Commission (SEC) and with approval of its Board of Directors (the Board), adopted a managed distribution policy under which the Fund intends to include long-term capital gains, where applicable, as part of the regular monthly cash distributions to its shareholders (the Plan). The Plan gives the Fund greater flexibility to realize long-term capital gains and to distribute those gains on a regular monthly basis. In accordance with the Plan, the Fund currently distributes $0.08 per share on a monthly basis.

The Fund may pay distributions in excess of the Fund’s investment company taxable income and net realized gains. This excess would be a return of capital distributed from the Fund’s assets.

[a]	As a closed-end investment company, the price of the Fund’s exchange-traded shares will be set by market forces and can deviate from the net asset value (NAV) per share of the Fund.
[b]

The FTSE Nareit All Equity REITs Index contains all tax-qualified REITs with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria. The ICE BofA REIT Preferred Securities Index tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market including all REITs. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Fund’s Plan. The Fund’s total return based on NAV is presented in the table above as well as in the Consolidated Financial Highlights table.

The Plan provides that the Board may amend or terminate the Plan at any time without prior notice to Fund shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination. The termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above NAV) or widening an existing trading discount.

Market Review

In the 12-month period that ended December 31, 2022, real estate securities declined along with financial assets broadly. The economy slowed and inflation climbed to a 40-year high amid lingering supply chain issues and as Russia’s invasion of Ukraine led to a pronounced increase in food and energy prices as well as heightened economic uncertainty. Bond yields rose meaningfully in what was one of the worst bond bear markets on record. In an effort to reduce demand to check persistently high inflation, the Federal Reserve aggressively raised its benchmark lending rate and shifted its policy toward quantitative tightening.

The sharp increases in interest rates during the year were particularly unsettling for REITs, which underwent a valuation reset even though real estate has not seen significant speculation or aggressive leverage. While all real estate sectors experienced negative total returns, fundamentals for most property types remained healthy, with rising demand and limited new supply (as indicated by data showing high occupancy rates) allowing landlords to raise rents. And although a deceleration in REIT earnings is anticipated given expectations for a recession, cash flows are nevertheless projected to be resilient in 2023, particularly compared to the broad equity market.

Fund Performance

The Fund had a negative total return for the period and underperformed its blended benchmark on both a NAV and market price basis.

Despite inflationary headwinds, retail-focused REITs outperformed as the strong job market and a decline in oil prices in the year’s second half bolstered consumer discretionary spending. Investors were attracted to free standing REITs for their relatively low multiples; these companies also have defensive cash flow characteristics which helped in the challenging macro environment. Shopping centers also defended well, driven by rising occupancies and rents. A favorable overweight allocation in free standing REITs contributed to the Fund’s relative performance but was largely offset by adverse security selection in the sector. A beneficial overweight in the regional mall sector also contributed, although an underweight in shopping centers offset this.

Hotel REITs outperformed, supported by rising leisure and business travel demand. Also, hotels are among the shorter-lease-duration property types, which characteristically allows the sector to adjust rents rapidly in inflationary environments. The Fund’s security selection in hotels/gaming aided relative performance.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

Self storage companies modestly trailed the benchmark despite healthy demand (and despite their short-duration leases, which can quickly adjust amid inflationary conditions) on the prospect that a slowing economy could erase the occupancy gains the sector experienced during the pandemic. Stock selection in the self storage sector contributed to relative performance; the portfolio favored the index’s largest storage constituent, which investors generally viewed as a safe haven. Toward year end, the company reported an increased average length of stay as a greater proportion of customers sought out storage due to lack of space (rather than relocating).

Health care was a modest outperformer. Improving senior housing occupancies translated into higher rates charged to existing tenants, but the sector also contended with labor issues and a decline in venture capital targeting life sciences (which will potentially weigh on future lab space demand). The portfolio’s overweight allocation in health care contributed to relative performance, although adverse security selection in the sector offset this positive.

The more growth-oriented real estate sectors trailed the benchmark amid interest rate pressures. Data centers were caught up in the broader technology sector selloff. Performance notwithstanding, demand and pricing power for data centers remained strong, with expectations for increased occupancy and margin expansion in 2023. Stock selection in data centers detracted from performance, although a favorable underweight allocation in the sector partially offset this.

Industrial REITs also trailed for the year despite expectations for continued high rent growth in 2023. Infrastructure lagged amid challenges to near-term growth, including rising interest expenses, foreign exchange headwinds and higher international churn. The Fund’s security selection in the industrial sector contributed to relative returns due partly to overweight positions in a recovering cold storage company and a REIT that was taken private. An underweight and selection in infrastructure also contributed to the Fund’s relative returns.

Residential property companies lagged on concerns around softening rental and leasing rates. Manufactured home REITs trailed despite better-than-expected same-store revenues, boosted partly by high seasonal and transient RV sales. Single family homes underperformed on concerns about asset values and as companies faced rising property taxes in some states. Nevertheless, asking rents rose amid affordability issues in the for-sale home market, which are expected to continue to support leasing strength in the sector. Apartments trailed on softer rents in coastal markets and anticipated technology-related job losses. The portfolio’s overweight allocation and selection in single family homes hindered relative performance. Stock selection in apartments and manufactured homes also modestly detracted.

Given tenants’ flexible work arrangements, offices underperformed amid questions about future demand for space. Office buildings remained less populated than they were before the pandemic. Office companies with assets concentrated in coastal markets were particularly hard hit amid layoffs at large technology companies. The Fund’s underweight allocation in the office sector contributed to relative performance.

The Fund’s underweight allocation in the specialty sector, which is composed of a handful of companies operating disparate businesses, detracted from relative performance. The portfolio had no investment in a gaming net lease company or a data and records management REIT, both of which meaningfully outperformed in the period.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

The Fund held a modest out-of-index investment in private real estate in the period, which offered an attractive yield and access to investments that are often overlooked by listed real estate companies. The Fund’s allocation to private real estate contributed to relative performance.

Real estate debt and preferred securities struggled amid slowing growth, high inflation and rising interest rates. The portfolio’s security selection in preferreds and out-of-index allocation to REIT debt contributed to relative performance.

Impact of Leverage on Fund Performance

The Fund employs leverage as part of a yield-enhancement strategy. Leverage, which can increase total return in rising markets (just as it can have the opposite effect in declining markets), detracted significantly from the Fund’s performance for the 12-month period ended December 31, 2022.

Impact of Derivatives on Fund Performance

The Fund engaged in the buying and selling of single stock options with the intention of enhancing total returns and reducing overall volatility. These contracts did not have a material effect on the Fund’s total return for the 12-month period ended December 31, 2022.

In connection with its use of leverage, the Fund pays interest on a portion of its borrowings based on a floating rate under the terms of its credit agreement. To reduce the impact that an increase in interest rates could have on the performance of the Fund with respect to these borrowings, the Fund used interest rate swaps to exchange a portion of the floating rate for a fixed rate. The Fund’s use of swaps contributed significantly to the Fund’s total return for the 12-month period ended December 31, 2022.

The Fund also used forward foreign currency exchange contracts for managing currency risk on certain Fund positions denominated in foreign currencies. The currency forwards did not have a material effect on the Fund’s total return for the 12-month period ended December 31, 2022.

Sincerely,

WILLIAM F. SCAPELL	JASON YABLON
Portfolio Manager	Portfolio Manager

MATHEW KIRSCHNER

Portfolio Manager

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds specializes in liquid real assets, including real estate securities, listed infrastructure and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

Performance Review (Unaudited)

Growth of a $10,000 Investment

Average Annual Total Returns—For Periods Ended December 31, 2022

	1 Year	5 Years	10 Years	Since Inception[c]
Fund at NAV	–26.83%	5.90%	9.13%	8.97%
Fund at Market Value	–31.18%	6.06%	9.20%	8.47%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage from utilization of borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan. The performance graph and table do not reflect the deduction of brokerage commissions or taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

Performance Review (Unaudited)—(Continued)

[a]

The Linked Blended Benchmark is represented by the performance of the blended benchmark consisting of 80% FTSE Nareit Equity REITs Index and 20% ICE BofA REIT Preferred Securities Index through March 31, 2019; and the blended benchmark consisting of 80% FTSE Nareit All Equity REITs Index and 20% ICE BofA REIT Preferred Securities Index thereafter.

The Linked Benchmark is represented by the performance of the FTSE Nareit Equity REITs Index through March 31, 2019 and the FTSE Nareit All Equity REITs Index thereafter.

The FTSE Nareit Equity REITs Index contains all tax-qualified real estate investment trusts (REITs) except timber and infrastructure REITs with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria. The FTSE Nareit All Equity REITs Index contains all tax-qualified REITs with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria. The ICE BofA REIT Preferred Securities Index tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market including all REITs.

[b]

The comparative indexes are not adjusted to reflect expenses or other fees that the U.S. Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. The Fund’s performance assumes dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan.

c Commencement of investment operations is February 28, 2002.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

Our Leverage Strategy

(Unaudited)

Our current leverage strategy utilizes borrowings up to the maximum permitted by the Investment Company Act of 1940 to provide additional capital for the Fund, with an objective of increasing net income available for shareholders. As of December 31, 2022, leverage represented 30% of the Fund’s managed assets.

Through a combination of variable and fixed rate financing, the Fund has locked in interest rates on a significant portion of this additional capital through 2027 (where we effectively reduce our variable rate obligation and lock in our fixed rate obligation over various terms). Locking in a significant portion of our leveraging costs is designed to protect the dividend-paying ability of the Fund. The use of leverage increases the volatility of the Fund’s NAV in both up and down markets. However, we believe that locking in portions of the Fund’s leveraging costs for the various terms partially protects the Fund’s expenses from an increase in short-term interest rates.

Leverage Factsa,b

Leverage (as a % of managed assets)	30%
% Variable Rate Financing	19%
Variable Rate	5.2%
% Fixed Rate Financing[c]	81%
Weighted Average Rate on Fixed Financing	1.8%
Weighted Average Term on Fixed Financing	3.6 years

The Fund seeks to enhance its dividend yield through leverage. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The NAV of the Fund’s shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

[a]	Data as of December 31, 2022. Information is subject to change.
[b]	See Note 7 in Notes to Consolidated Financial Statements.
[c]	Represents fixed payer interest rate swap contracts on variable rate borrowing.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

December 31, 2022

Top Ten Holdingsa

(Unaudited)

Security	Value	% of Managed Assets

Prologis, Inc.	$197,021,941	8.4
American Tower Corp.	149,511,085	6.3
Welltower, Inc.	122,711,239	5.2
Realty Income Corp.	120,080,792	5.1
Invitation Homes, Inc.	108,172,455	4.6
Simon Property Group, Inc.	106,849,000	4.5
Digital Realty Trust, Inc	95,743,110	4.1
Public Storage	94,579,255	4.0
Equinix, Inc.	82,047,748	3.5
Mid-America Apartment Communities, Inc.	77,359,177	3.3

[a]

Top ten holdings (excluding short-term investments and derivative instruments) are determined on the basis of the value of individual securities held. The Fund may also hold positions in other securities issued by the companies listed above. See the Consolidated Schedule of Investments for additional details on such other positions.

Sector Breakdownb

(Based on Managed Assets)

(Unaudited)

[b]	Excludes derivative instruments.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2022

		Shares	Value
COMMON STOCK	110.1%
COMMUNICATIONS—TOWERS	13.3%
American Tower Corp.[a,b]		705,707	$149,511,085
Crown Castle, Inc.[a,b]		515,989	69,988,748

			219,499,833

REAL ESTATE	96.8%
DATA CENTERS	10.8%
Digital Realty Trust, Inc.[a,b]		954,853	95,743,110
Equinix, Inc.[a,b]		125,258	82,047,748

			177,790,858

HEALTH CARE	11.3%
Healthcare Realty Trust, Inc., Class Aa,b		2,541,774	48,979,985
Ventas, Inc.[a,b]		313,371	14,117,363
Welltower, Inc.[a]		1,872,025	122,711,239

			185,808,587

HOTEL	2.2%
Host Hotels & Resorts, Inc.[a,b]		2,281,092	36,611,527

INDUSTRIALS	15.6%
Americold Realty Trust, Inc.[a,b]		1,664,605	47,124,967
BG LLH, LLC (Lineage Logistics)[c]		142,519	13,432,416
Prologis, Inc.[a]		1,747,733	197,021,941

			257,579,324

NET LEASE	11.1%
NETSTREIT Corp.		713,226	13,073,433
Realty Income Corp.[a,b]		1,893,123	120,080,792
Spirit Realty Capital, Inc.[a,b]		859,157	34,306,139
VICI Properties, Inc.[a,b]		487,911	15,808,316

			183,268,680

OFFICE	1.5%
Cousins Properties, Inc.		384,226	9,717,076
Highwoods Properties, Inc.		510,337	14,279,229

			23,996,305

RESIDENTIAL	22.7%
APARTMENT	12.1%
Apartment Income REIT Corp.[a,b]		508,083	17,432,328

See accompanying notes to the consolidated financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2022

		Shares	Value
Camden Property Trust[a]		321,802	$36,003,208
Essex Property Trust, Inc.[a]		63,415	13,438,907
Mid-America Apartment Communities, Inc.[a,b]		492,765	77,359,177
UDR, Inc.[a,b]		1,428,942	55,342,923

			199,576,543

MANUFACTURED HOME	2.9%
Sun Communities, Inc.[a,b]		329,580	47,129,940

SINGLE FAMILY	7.7%
American Homes 4 Rent, Class Aa		603,171	18,179,574
Invitation Homes, Inc.[a,b]		3,649,543	108,172,455

			126,352,029

TOTAL RESIDENTIAL			373,058,512

SELF STORAGE	10.1%
Extra Space Storage, Inc.[a]		484,313	71,281,187
Public Storage[a,b,d]		337,554	94,579,255

			165,860,442

SHOPPING CENTERS	9.0%
COMMUNITY CENTER	2.5%
Kimco Realty Corp.		1,960,612	41,525,762

REGIONAL MALL	6.5%
Simon Property Group, Inc.[a,b]		909,508	106,849,000

TOTAL SHOPPING CENTERS			148,374,762

SPECIALTY	1.9%
Lamar Advertising Co., Class Aa		337,410	31,851,504

TIMBER	0.6%
Weyerhaeuser Co.[a,b]		307,815	9,542,265

TOTAL REAL ESTATE			1,593,742,766

TOTAL COMMON STOCK (Identified cost—$1,471,773,603)			1,813,242,599

PREFERRED SECURITIES—$25 PAR VALUE	11.0%
BANKS	1.3%
Bank of America Corp., 6.00%, Series GGe		224,608	5,372,623
JPMorgan Chase & Co., 5.75%, Series DDe		75,000	1,754,250
JPMorgan Chase & Co., 4.75%, Series GGe		172,000	3,312,720

See accompanying notes to the consolidated financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2022

		Shares	Value
JPMorgan Chase & Co., 4.625%, Series LLe		124,812	$2,351,458
KeyCorp., 6.20% to 12/15/27[e,f]		40,800	1,000,824
Truist Financial Corp., 4.75%, Series Re		80,200	1,531,018
Wells Fargo & Co., 4.70%, Series AAa,e		88,000	1,618,320
Wells Fargo & Co., 4.25%, Class DDa,e		69,325	1,141,783
Wells Fargo & Co., 4.75%, Series Za,e		208,044	3,811,366

			21,894,362

ELECTRIC	0.6%
CMS Energy Corp., 5.625%, due 3/15/78		32,705	711,988
CMS Energy Corp., 5.875%, due 3/1/79		166,310	3,725,344
DTE Energy Co., 5.25%, due 12/1/77, Series E		134,351	2,848,241
Southern Co./The, 4.95%, due 1/30/80, Series 2020		100,000	1,964,000

			9,249,573

FINANCIAL	0.1%
KKR Group Finance Co. IX LLC, 4.625%, due 4/1/61		50,000	837,500

INTEGRATED TELECOMMUNICATIONS SERVICES	0.7%
AT&T, Inc., 5.625%, due 8/1/67[a]		145,567	3,304,371
AT&T, Inc., 5.00%, Series Ae		124,144	2,278,042
AT&T, Inc., 4.75%, Series Ca,e		210,000	3,662,400
United States Cellular Corp., 5.50%, due 6/1/70		168,545	2,437,161

			11,681,974

PIPELINES	0.2%
Energy Transfer LP, 7.60% to 5/15/24, Series Ee,f		147,000	3,217,830

REAL ESTATE	8.0%
DATA CENTERS	1.4%
Digital Realty Trust, Inc., 5.85%, Series Ke		161,925	3,693,509
Digital Realty Trust, Inc., 5.20%, Series Le		110,691	2,237,065
DigitalBridge Group, Inc., 7.15%, Series Ie		404,770	7,593,485
DigitalBridge Group, Inc., 7.125%, Series Je		404,788	7,597,871
KKR Real Estate Finance Trust, Inc., 6.50%, Series Ae		120,248	1,984,092

			23,106,022

DIVERSIFIED	1.4%
Armada Hoffler Properties, Inc., 6.75%, Series Aa,e		375,000	7,871,250
EPR Properties, 9.00%, Series E (Convertible)[e]		57,085	1,468,797
EPR Properties, 5.75%, Series Ge		132,002	2,216,313

See accompanying notes to the consolidated financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2022

		Shares	Value
iStar, Inc., 7.65%, Series Ge		34,871	$855,386
Lexington Realty Trust, 6.50%, Series C ($50 Par Value)[a,e]		92,192	4,379,120
Urstadt Biddle Properties, Inc., 6.25%, Series He		157,556	3,441,023
Urstadt Biddle Properties, Inc., 5.875%, Series Ke		159,900	3,274,752

			23,506,641

HOTEL	1.3%
Pebblebrook Hotel Trust, 6.30%, Series Fe		140,000	2,492,000
Pebblebrook Hotel Trust, 6.375%, Series Ge		188,800	3,436,160
Pebblebrook Hotel Trust, 5.70%, Series He		160,000	2,640,000
RLJ Lodging Trust, 1.95%, Series Ae		153,045	3,640,941
Summit Hotel Properties, Inc., 6.25%, Series Ee		226,000	4,131,280
Summit Hotel Properties, Inc., 5.875%, Series Fe		137,693	2,358,681
Sunstone Hotel Investors, Inc., 6.125%, Series He		114,000	2,211,600

			20,910,662

INDUSTRIALS	0.0%
Rexford Industrial Realty, Inc., 5.625%, Series Ce		30,000	638,400

NET LEASE	0.7%
Agree Realty Corp., 4.25%, Series Ae		138,455	2,230,510
Spirit Realty Capital, Inc., 6.00%, Series Aa,e		435,071	9,680,330

			11,910,840

OFFICE	1.0%
Arbor Realty Trust, Inc., 6.375%, Series De		51,200	883,712
Brookfield Property Partners LP, 5.75%, Series Ae		154,000	2,083,620
Brookfield Property Partners LP, 6.375%, Series A2[e]		126,056	1,917,312
Brookfield Property Preferred LP, 6.25%, due 7/26/81		150,000	2,125,500
City Office REIT, Inc., 6.625%, Series Ae		61,000	1,152,290
Hudson Pacific Properties, Inc., 4.75%, Series Ce		301,200	3,774,036
SL Green Realty Corp., 6.50%, Series Ia,e		88,446	1,788,378
Vornado Realty Trust, 5.25%, Series Na,e		158,108	2,567,674

			16,292,522

RESIDENTIAL	0.8%
APARTMENT	0.2%
Centerspace, 6.625%, Series Ce		98,959	2,498,715

MANUFACTURED HOME	0.2%
Green Brick Partners, Inc., 5.75%, Series Ae		72,172	1,404,467

See accompanying notes to the consolidated financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2022

		Shares	Value
UMH Properties, Inc., 6.375%, Series De		115,000	$2,558,750

			3,963,217

SINGLE FAMILY	0.4%
American Homes 4 Rent, 5.875%, Series Ge		80,782	1,790,129
American Homes 4 Rent, 6.25%, Series Ha,e		228,349	5,303,611

			7,093,740

TOTAL RESIDENTIAL			13,555,672

SELF STORAGE	0.6%
National Storage Affiliates Trust, 6.00%, Series Ae		192,080	4,293,949
Public Storage, 4.875%, Series Ie		24,856	500,848
Public Storage, 4.75%, Series Ke		18,000	363,060
Public Storage, 4.625%, Series Le		30,610	584,957
Public Storage, 4.00%, Series Pe		230,138	3,827,195

			9,570,009

SHOPPING CENTERS—COMMUNITY CENTER	0.8%
Kimco Realty Corp., 5.25%, Class Me		181,358	3,690,635
Kimco Realty Corp., 5.125%, Series Le		24,619	487,949
Saul Centers, Inc., 6.125%, Series De		101,300	2,117,170
Saul Centers, Inc., 6.00%, Series Ee		111,000	2,185,590
SITE Centers Corp., 6.375%, Class Aa,e		200,000	4,440,000

			12,921,344

TOTAL REAL ESTATE			132,412,112

UTILITIES	0.1%
Sempra Energy, 5.75%, due 7/1/79		89,854	1,943,542

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$221,215,702)			181,236,893

		Principal Amount
PREFERRED SECURITIES—CAPITAL SECURITIES	15.7%
BANKS	4.6%
Bank of America Corp., 6.10% to 3/17/25, Series AAa,b,e,f		$4,000,000	3,862,780
Bank of America Corp., 6.125% to 4/27/27, Series TTa,e,f		4,640,000	4,564,600
Bank of America Corp., 6.25% to 9/5/24, Series Xa,b,e,f		6,000,000	5,777,165
Bank of America Corp., 6.30% to 3/10/26, Series DDe,f		2,000,000	1,995,147

See accompanying notes to the consolidated financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2022

		Principal Amount	Value
Bank of New York Mellon Corp./The, 3.75% to 12/20/26, Series Ia,b,e,f		$3,877,000	$3,132,449
Citigroup, Inc., 3.875% to 2/18/26[e,f]		2,500,000	2,137,500
Citigroup, Inc., 4.00% to 12/10/25, Series Wa,b,e,f		6,000,000	5,241,720
Citigroup, Inc., 4.15% to 11/15/26, Series Ye,f		2,100,000	1,719,751
Citigroup, Inc., 5.95% to 1/30/23, Series 0[e,f]		2,140,000	2,124,485
Citigroup, Inc., 5.95% to 5/15/25, Series Pe,f		2,000,000	1,803,900
Citigroup, Inc., 6.25% to 8/15/26, Series Te,f		2,140,000	2,081,150
Goldman Sachs Group, Inc./The, 4.125% to 11/10/26, Series Ve,f		2,500,000	2,084,134
JPMorgan Chase & Co., 6.10% to 10/1/24, Series Xe,f		2,160,000	2,103,613
JPMorgan Chase & Co., 6.125% to 4/30/24, Series Ue,f		2,850,000	2,783,700
JPMorgan Chase & Co., 6.75% to 2/1/24, Series Se,f		9,000,000	8,970,885
PNC Financial Services Group, Inc./The, 6.00% to 5/15/27, Series Ue,f		2,270,000	2,138,617
PNC Financial Services Group, Inc./The, 6.20% to 9/15/27, Series Ve,f		5,000,000	4,898,750
PNC Financial Services Group, Inc./The, 8.118% (3 Month US LIBOR + 3.678%), Series O (FRN)[e,g]		1,000,000	1,000,998
SVB Financial Group, 4.00% to 5/15/26, Series Ca,e,f		5,130,000	3,392,315
SVB Financial Group, 4.25% to 11/15/26, Series De,f		4,280,000	2,815,914
Wells Fargo & Co., 3.90% to 3/15/26, Series BBa,e,f		10,000,000	8,758,900
Wells Fargo & Co., 5.875% to 6/15/25, Series Ua,e,f		2,000,000	1,935,000

			75,323,473

BANKS—FOREIGN	3.9%
Banco Bilbao Vizcaya Argentaria SA, 6.50% to 3/5/25, Series 9 (Spain)[a,b,e,f,h]		4,000,000	3,840,023
Banco Santander SA, 7.50% to 2/8/24 (Spain)[e,f,h,i]		2,000,000	1,959,880
Bank of Nova Scotia/The, 8.625% to 10/27/27, due 10/27/82 (Canada)[f]		1,000,000	1,041,347
Barclays PLC, 8.00% to 6/15/24 (United Kingdom)[a,e,f,h]		2,200,000	2,143,033
Barclays PLC, 8.00% to 3/15/29 (United Kingdom)[a,e,f,h]		3,000,000	2,812,500
BNP Paribas SA, 6.625% to 3/25/24, 144A (France)[a,e,f,h,j]		4,650,000	4,509,272
BNP Paribas SA, 7.75% to 8/16/29, 144A (France)[a,e,f,h,j]		3,800,000	3,762,000
Credit Agricole SA, 6.875% to 9/23/24, 144A (France)[e,f,h,j]		3,000,000	2,878,650
Credit Agricole SA, 8.125% to 12/23/25, 144A (France)[e,f,h,j]		5,000,000	5,081,000

See accompanying notes to the consolidated financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2022

		Principal Amount	Value
Credit Suisse Group AG, 5.25% to 2/11/27, 144A (Switzerland)[e,f,h,j]		$1,900,000	$1,241,045
Credit Suisse Group AG, 7.50% to 7/17/23, 144A (Switzerland)[a,e,f,h,j]		2,000,000	1,603,239
Credit Suisse Group AG, 9.75% to 6/23/27, 144A (Switzerland)[e,f,h,j]		2,000,000	1,747,135
Deutsche Bank AG, 7.50% to 4/30/25 (Germany)[e,f,h]		3,200,000	2,991,751
ING Groep N.V., 5.75% to 11/16/26 (Netherlands)[e,f,h]		2,800,000	2,487,016
ING Groep N.V., 6.50% to 4/16/25 (Netherlands)[a,b,e,f,h]		4,200,000	3,980,710
Lloyds Banking Group PLC, 7.50% to 6/27/24 (United Kingdom)[e,f,h]		4,000,000	3,886,000
Lloyds Banking Group PLC, 7.50% to 9/27/25 (United Kingdom)[e,f,h]		4,100,000	3,965,549
Natwest Group PLC, 6.00% to 12/29/25 (United Kingdom)[e,f,h]		1,400,000	1,296,325
Natwest Group PLC, 8.00% to 8/10/25 (United Kingdom)[e,f,h]		3,400,000	3,352,655
Societe Generale SA, 7.875% to 12/18/23, 144A (France)[e,f,h,j]		3,600,000	3,572,347
Societe Generale SA, 8.00% to 9/29/25, 144A (France)[e,f,h,j]		1,800,000	1,803,375
Toronto-Dominion Bank/The, 8.125% to 10/31/27, due 10/31/82 (Canada)[f]		1,000,000	1,042,500
UBS Group AG, 7.00% to 1/31/24, 144A (Switzerland)[e,f,h,j]		2,800,000	2,761,705

			63,759,057

ELECTRIC	0.2%
American Electric Power Co., Inc., 5.75%, due 11/1/27		1,015,000	1,043,629
Southern California Edison Co., 5.85%, due 11/1/27		2,150,000	2,216,771
Southern Co./The, 3.75% to 6/15/26, due 9/15/51, Series 21-Af		700,000	566,966

			3,827,366

ELECTRIC—FOREIGN	0.3%
Electricite de France SA, 6.00% to 1/29/26, Series EMTN (France)[e,f,i]		2,500,000	2,723,523
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A (Canada)[f]		3,000,000	2,891,910

			5,615,433

See accompanying notes to the consolidated financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2022

		Principal Amount	Value
FINANCIAL	0.8%
CREDIT CARD	0.2%
American Express Co., 3.55% to 9/15/26, Series Da,e,f		$3,508,000	$2,890,592

INVESTMENT BANKER/BROKER	0.6%
Charles Schwab Corp./The, 4.00% to 12/1/30, Series He,f		2,500,000	1,996,750
Charles Schwab Corp./The, 4.00% to 6/1/26, Series Ia,e,f		6,750,000	5,864,062
Charles Schwab Corp./The, 5.375% to 6/1/25, Series Ge,f		2,550,000	2,506,650

			10,367,462

TOTAL FINANCIAL			13,258,054

INDUSTRIALS	0.2%
General Electric Co., 8.099% (3 Month US LIBOR + 3.33%), Series D (FRN)[a,b,e,g]		4,000,000	3,944,770

INSURANCE	1.5%
LIFE/HEALTH INSURANCE	0.8%
Corebridge Financial, Inc., 6.875% to 9/15/27, due 12/15/52, 144Af,j		4,140,000	3,844,779
MetLife Capital Trust IV, 7.875%, due 12/15/37, 144A (TruPS)[a,j]		2,000,000	2,165,216
Prudential Financial, Inc., 5.625% to 6/15/23, due 6/15/43[f]		2,956,000	2,908,290
Prudential Financial, Inc., 6.00% to 6/1/32, due 9/1/52[f]		1,700,000	1,647,953
Voya Financial, Inc., 6.125% to 9/15/23, Series Aa,e,f		2,500,000	2,440,691

			13,006,929

LIFE/HEALTH INSURANCE—FOREIGN	0.1%
Dai-ichi Life Insurance Co., Ltd./The, 4.00% to 7/24/26, 144A (Japan)[e,f,j]		2,200,000	2,053,991

MULTI-LINE—FOREIGN	0.2%
Argentum Netherlands BV for Zurich Insurance Co. Ltd., 5.125% to 6/1/28, due 6/1/48 (Switzerland)[f,i]		2,800,000	2,547,048

PROPERTY CASUALTY	0.2%
Markel Corp., 6.00% to 6/1/25[e,f]		2,650,000	2,567,187

PROPERTY CASUALTY—FOREIGN	0.2%
QBE Insurance Group Ltd., 6.75% to 12/2/24, due 12/2/44 (Australia)[f,i]		4,052,000	3,957,239

TOTAL INSURANCE			24,132,394

See accompanying notes to the consolidated financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2022

		Principal Amount	Value
INTEGRATED TELECOMMUNICATIONS SERVICES—FOREIGN	0.8%
Vodafone Group PLC, 4.125% to 3/4/31, due 6/4/81 (United Kingdom)[a,f]		$5,710,000	$4,245,792
Vodafone Group PLC, 6.25% to 7/3/24, due 10/3/78 (United Kingdom)[f,i]		5,500,000	5,283,025
Vodafone Group PLC, 7.00% to 1/4/29, due 4/4/79 (United Kingdom)[a,b,f]		3,354,000	3,376,774

			12,905,591

OIL & GAS—FOREIGN	0.1%
BP Capital Markets PLC, 4.375% to 6/22/25 (United Kingdom)[e,f]		2,750,000	2,633,125

PIPELINES	0.3%
Energy Transfer LP, 6.50% to 11/15/26, Series He,f		1,480,000	1,276,500
Energy Transfer LP, 7.125% to 5/15/30, Series Ge,f		3,825,000	3,203,438

			4,479,938

PIPELINES—FOREIGN	0.3%
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (Canada)[a,b,f]		1,750,000	1,609,424
Enbridge, Inc., 7.375% to 10/15/27, due 1/15/83 (Canada)[f]		2,610,000	2,543,322
Enbridge, Inc., 7.625% to 10/15/32, due 1/15/83 (Canada)[f]		1,000,000	991,611

			5,144,357

REAL ESTATE	2.0%
FINANCE	0.2%
Boston Properties LP, 2.45%, due 10/1/33		625,000	451,279
Boston Properties LP, 6.75%, due 12/1/27		810,000	836,623
Digital Realty Trust LP, 5.55%, due 1/15/28		1,250,000	1,260,515
Tanger Properties LP, 2.75%, due 9/1/31		1,225,000	889,734

			3,438,151

HEALTH CARE	0.0%
Sabra Health Care LP, 3.20%, due 12/1/31		500,000	373,176

INDUSTRIALS	0.1%
Agree LP, 4.80%, due 10/1/32[a]		1,250,000	1,160,216

See accompanying notes to the consolidated financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2022

		Principal Amount	Value
NET LEASE	0.3%
Essential Properties LP, 2.95%, due 7/15/31		$1,473,000	$1,074,499
VICI Properties LP, 5.125%, due 5/15/32[a]		2,675,000	2,482,066
VICI Properties LP, 5.625%, due 5/15/52		1,765,000	1,563,816

			5,120,381

OFFICE	0.2%
Brandywine Operating Partnership LP, 7.55%, due 3/15/28		1,500,000	1,473,609
Office Properties Income Trust, 2.40%, due 2/1/27		1,350,000	987,840
Vornado Realty LP, 2.15%, due 6/1/26[a]		1,050,000	888,540

			3,349,989

RESIDENTIAL	0.1%
AvalonBay Communities, Inc., 5.00%, due 2/15/33[a]		1,825,000	1,801,537

RETAIL—FOREIGN	0.6%
Scentre Group Trust 2, 4.75% to 6/24/26, due 9/24/80, 144A (Australia)[a,f,j]		4,300,000	3,856,025
Scentre Group Trust 2, 5.125% to 6/24/30, due 9/24/80, 144A (Australia)[a,f,j]		7,600,000	6,378,300

			10,234,325

SELF STORAGE	0.2%
Life Storage LP, 4.00%, due 6/15/29		2,700,000	2,424,732

SHOPPING CENTERS	0.3%
Kite Realty Group Trust, 4.75%, due 9/15/30[a]		6,112,000	5,396,408

TOTAL REAL ESTATE			33,298,915

UTILITIES	0.7%
ELECTRIC	0.2%
NextEra Energy Capital Holdings, Inc., 5.00%, due 7/15/32		1,575,000	1,549,500
Sempra Energy, 4.125% to 1/1/27, due 4/1/52[f]		3,000,000	2,337,734

			3,887,234

ELECTRIC—FOREIGN	0.5%
Algonquin Power & Utilities Corp., 4.75% to 1/18/27, due 1/18/82 (Canada)[a,f]		2,600,000	2,109,757

See accompanying notes to the consolidated financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2022

		Principal Amount	Value
Enel SpA, 8.75% to 9/24/23, due 9/24/73, 144A (Italy)[a,f,j]		$5,250,000	$5,266,818

			7,376,575

TOTAL UTILITIES			11,263,809

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$286,141,396)			259,586,282

CORPORATE BONDS	2.1%
COMMUNICATIONS—TOWERS	0.1%
SBA Communications Corp., 3.125%, due 2/1/29		714,000	594,937
SBA Communications Corp., 3.875%, due 2/15/27		2,075,000	1,878,318

			2,473,255

ELECTRIC—FOREIGN	0.1%
Enel Finance America LLC, 7.10%, due 10/14/27, 144A (Italy)[j]		600,000	621,463
Enel Finance International NV, 7.50%, due 10/14/32, 144A (Italy)[j]		400,000	423,915

			1,045,378

FINANCIAL—INVESTMENT BANKER/BROKER	0.1%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 4.75%, due 6/15/29, 144Aj		2,520,000	2,038,252

INTEGRATED TELECOMMUNICATIONS SERVICES	0.3%
AT&T, Inc., 2.875% to 3/2/25, Series Be,f		5,000,000	4,811,713

REAL ESTATE	1.5%
DIVERSIFIED	0.3%
Necessity Retail REIT, Inc./The/ American Finance Operating Partner LP, 4.50%, due 9/30/28, 144Aa,j		4,600,000	3,387,762
Spirit Realty LP, 3.40%, due 1/15/30		1,840,000	1,536,738

			4,924,500

FINANCE	0.1%
Newmark Group, Inc., 6.125%, due 11/15/23		2,000,000	1,984,284

HEALTH CARE	0.1%
Diversified Healthcare Trust, 9.75%, due 6/15/25		1,000,000	959,715

NET LEASE	0.9%
Global Net Lease, Inc./Global Net Lease Operating Partnership LP, 3.75%, due 12/15/27, 144Aj		1,500,000	1,242,625
VICI Properties LP/VICI Note Co., Inc., 3.75%, due 2/15/27, 144Aj		2,763,000	2,512,603

See accompanying notes to the consolidated financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2022

		Principal Amount	Value
VICI Properties LP/VICI Note Co., Inc., 4.125%, due 8/15/30, 144Aj		$3,616,000	$3,170,672
VICI Properties LP/VICI Note Co., Inc., 4.25%, due 12/1/26, 144Aj		2,525,000	2,361,187
VICI Properties LP/VICI Note Co., Inc., 5.75%, due 2/1/27, 144Aa,j		5,050,000	4,929,108

			14,216,195

OFFICE	0.1%
Hudson Pacific Properties LP, 5.95%, due 2/15/28		1,975,000	1,847,304

TOTAL REAL ESTATE			23,931,998

TOTAL CORPORATE BONDS (Identified cost—$38,455,438)			34,300,596

		Ownership %*
PRIVATE REAL ESTATE—OFFICE	1.6%
Legacy Gateway JV LLC, Plano, TXk		56.5%	26,560,429

TOTAL PRIVATE REAL ESTATE (Identified cost—$23,637,405)			26,560,429

		Shares
SHORT-TERM INVESTMENTS	3.4%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 3.79%[l]		56,093,315	56,093,315

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$56,093,315)			56,093,315

PURCHASED OPTION CONTRACTS (Premiums paid—$56,349)	0.0%		39,450

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$2,097,373,208)	143.9%		2,371,059,564
WRITTEN OPTION CONTRACTS (Premiums received—$921,397)	(0.0)		(522,256)
SERIES A CUMULATIVE PREFERRED STOCK, AT LIQUIDATION VALUE	(0.0)		(125,000)
LIABILITIES IN EXCESS OF OTHER ASSETS	(43.9)		(722,973,654)

NET ASSETS (Equivalent to $12.26 per share based on 134,332,953 shares of common stock outstanding)	100.0%		$1,647,438,654

See accompanying notes to the consolidated financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2022

Exchange-Traded Option Contracts

Purchased Options

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount[m]	Premiums Paid	Value
Call—Realty Income Corp.	$65.00	1/20/23	789	$5,004,627	$56,349	$39,450

Written Options

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount[m]	Premiums Received	Value
Call—Realty Income Corp.	$70.00	1/20/23	(789)	$(5,004,627)	$(6,771)	$(3,945)
Call—American Tower	230.00	2/17/23	(228)	(4,830,408)	(141,035)	(64,980)
Call—Crown Castle, Inc.	150.00	2/17/23	(380)	(5,154,320)	(102,979)	(45,600)
Call—Prologis	125.00	2/17/23	(509)	(5,737,957)	(120,962)	(58,535)
Call—Vici Properties	32.50	2/17/23	(1,515)	(4,908,600)	(309,934)	(174,225)
Put—Realty Income Corp.	57.50	1/20/23	(789)	(5,004,627)	(46,220)	(9,468)
Put—Digital Realty Trust, Inc.	90.00	2/17/23	(535)	(5,364,445)	(121,754)	(110,745)
			(4,745)	$(36,004,984)	$(849,655)	$(467,498)

Over-the-Counter Option Contracts

Written Options

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount[m]	Premiums Received	Value
Put—Healthcare Realty Trust, Inc.	Morgan Stanley	$17.00	2/17/23	(2,174)	$(4,189,298)	$(71,742)	$(54,758)

Centrally Cleared Interest Rate Swap Contracts

Notional Amount	Fixed Rate Payable	Fixed Payment Frequency	Floating Rate Receivable (resets monthly)	Floating Payment Frequency	Maturity Date	Value	Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
$200,000,000	0.670%	Monthly	4.353%[n]	Monthly	9/15/25	$18,353,006	$—	$18,353,006
69,000,000	1.280%	Monthly	4.185%[n]	Monthly	2/3/26	5,783,616	(7,736)	5,775,880
115,000,000	0.762%	Monthly	4.318%[n]	Monthly	9/15/26	12,851,636	—	12,851,636
190,000,000	1.237%	Monthly	4.387%[n]	Monthly	9/15/27	21,283,411	—	21,283,411
						$58,271,669	$(7,736)	$58,263,933

The total amount of all interest rate swap contracts as presented in the table above is representative of the volume of activity for this derivative type during the year ended December 31, 2022.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2022

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	4,634,637	USD	4,797,192	1/4/23	$(163,953)
Brown Brothers Harriman	GBP	2,161,567	USD	2,588,109	1/4/23	(25,118)
Brown Brothers Harriman	GBP	131,293	USD	158,280	1/4/23	(446)
Brown Brothers Harriman	USD	4,946,826	EUR	4,634,637	1/4/23	14,319
Brown Brothers Harriman	USD	2,758,356	GBP	2,292,860	1/4/23	13,597
Brown Brothers Harriman	EUR	4,592,902	USD	4,911,879	2/2/23	(14,043)
Brown Brothers Harriman	GBP	2,316,572	USD	2,788,805	2/2/23	(13,943)
						$(189,587)

Glossary of Portfolio Abbreviations

EMTN	Euro Medium Term Note
EUR	Euro Currency
FRN	Floating Rate Note
GBP	Great British Pound
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
TruPS	Trust Preferred Securities
USD	United States Dollar

See accompanying notes to the consolidated financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2022

Note: Percentages indicated are based on the net assets of the Fund.

*

Ownership % represents the Fund’s contractual ownership in the joint venture prior to the impact of promote structures. Legacy Gateway JV LLC, owns a Class A office building located at 6860 N. Dallas Parkway, Plano, Texas 75024.

[a]	All or a portion of the security is pledged as collateral in connection with the Fund’s revolving credit agreement. $1,444,440,450 in aggregate has been pledged as collateral.
[b]	A portion of the security has been rehypothecated in connection with the Fund’s revolving credit agreement. $626,189,254 in aggregate has been rehypothecated.
[c]

Restricted security. Aggregate holdings equal 0.8% of the net assets of the Fund. This security was acquired on August 3, 2020, at a cost of $8,757,813. Security value is determined based on significant unobservable inputs (Level 3).

[d]	All or a portion of the security is pledged in connection with exchange-traded written option contracts. $26,858,173 in aggregate has been pledged as collateral.
[e]	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
[f]	Security converts to floating rate after the indicated fixed-rate coupon period.
[g]	Variable rate. Rate shown is in effect at December 31, 2022.
[h]

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $61,675,210 which represents 3.7% of the net assets of the Fund (2.6% of the managed assets of the Fund).

[i]

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $16,470,715 which represents 1.0% of the net assets of the Fund, of which 0.0% are illiquid.

[j]

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $73,212,484 which represents 4.4% of the net assets of the Fund, of which 0.0% are illiquid.

[k]	Security value is determined based on significant unobservable inputs (Level 3).
[l]	Rate quoted represents the annualized seven-day yield.
[m]	Represents the number of contracts multiplied by notional contract size multiplied by the underlying price.
[n]	Based on 1-Month LIBOR. Represents rates in effect at December 31, 2022.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

December 31, 2022

ASSETS:
Investments in securities, at value[a] (Identified cost—$2,097,373,208)	$2,371,059,564
Cash	306,709
Cash collateral pledged for interest rate swap contracts	14,021,767
Foreign currency, at value (Identified cost—$12,216)	12,420
Receivable for:
Dividends and interest	10,676,634
Investment securities sold	89,245
Unrealized appreciation on forward foreign currency exchange contracts	27,916
Other assets	14,571

Total Assets	2,396,208,826

LIABILITIES:
Written option contracts, at value (Premiums received—$921,397)	522,256
Unrealized depreciation on forward foreign currency exchange contracts	217,503
Payable for:
Credit agreement	710,000,000
Dividends and distributions declared	32,313,542
Interest expense	2,885,931
Investment management fees	1,753,673
Administration fees	123,789
Variation margin on interest rate swap contracts	63,341
Directors’ fees	598
Other liabilities	764,539

Total Liabilities	748,645,172

Series A Cumulative Preferred Stock (Preferred Stock) (125 shares authorized and issued at $1,000 per share) (Note 8)	125,000

TOTAL NET ASSETS APPLICABLE TO COMMON SHARES	$1,647,438,654

NET ASSETS Applicable to Common Shareholders consist of:
Paid-in capital	$1,281,204,152
Total distributable earnings/(accumulated loss)	366,234,502

$1,647,438,654

NET ASSET VALUE PER COMMON SHARE:
($1,647,438,654 ÷ 134,332,953 common shares outstanding)	$12.26

MARKET PRICE PER COMMON SHARE	$11.50

MARKET PRICE PREMIUM (DISCOUNT) TO NET ASSET VALUE PER COMMON SHARE	(6.20)%

[a]	Includes $1,444,440,450 pledged, of which $626,189,254 has been re-hypothecated, in connection with the Fund’s credit agreement, as described in Note 7.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2022

Investment Income:
Dividend income (net of $17,743 of foreign withholding tax)	$72,502,017
Interest income	12,707,341
Rehypothecation income	791,665

Total Investment Income	86,001,023

Expenses:
Investment management fees	22,909,038
Interest expense	19,946,045
Administration fees	1,798,147
Shareholder reporting expenses	847,583
Professional fees	300,687
Custodian fees and expenses	164,628
Directors’ fees and expenses	67,826
Transfer agent fees and expenses	34,140
Miscellaneous	210,322

Total Expenses	46,278,416

Net Investment Income (Loss)	39,722,607

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities	67,512,778
Written option contracts	3,257,621
Interest rate swap contracts	2,734,524
Forward foreign currency exchange contracts	891,389
Foreign currency transactions	(21,424)

Net realized gain (loss)	74,374,888

Net change in unrealized appreciation (depreciation) on:
Investments in securities	(810,853,723)
Written option contracts	463,761
Interest rate swap contracts	51,011,469
Forward foreign currency exchange contracts	(54,993)
Foreign currency translations	8,898

Net change in unrealized appreciation (depreciation)	(759,424,588)

Net Realized and Unrealized Gain (Loss)	(685,049,700)

Net Increase (Decrease) in Net Assets Resulting from Operations	(645,327,093)

Distributions Paid to Series A Cumulative Preferred Stockholders (Note 8)	(14,084)

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting From Operations	$(645,341,177)

See accompanying notes to the consolidated financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON SHARES

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
Change in Net Assets Applicable to Common Shareholders:
From Operations:
Net investment income (loss)	$39,722,607	$21,859,778
Net realized gain (loss)	74,374,888	179,002,276
Net change in unrealized appreciation (depreciation)	(759,424,588)	612,826,692
Distributions paid to Series A Cumulative Preferred Stockholders	(14,084)	—

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(645,341,177)	813,688,746

Distributions to Common Shareholders	(160,769,727)	(128,873,500)

Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	1,181,844	229,508
Decrease in net assets from offering expenses from issuance of preferred stock	(19,400)	—

Net increase (decrease) in net assets from capital stock transactions	1,162,444	229,508

Total increase (decrease) in net assets applicable to Common Shareholders	(804,948,460)	685,044,754
Net Assets Applicable to Common Shareholders:
Beginning of year	2,452,387,114	1,767,342,360

End of year	$1,647,438,654	$2,452,387,114

See accompanying notes to the consolidated financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

CONSOLIDATED STATEMENT OF CASH FLOWS

For the Year Ended December 31, 2022

Increase (Decrease) in Cash:
Cash Flows from Operating Activities:
Net increase (decrease) in net assets resulting from operations*	$(645,327,093)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(888,793,176)
Proceeds from sales and maturities of long-term investments	877,534,794
Net purchases, sales and maturities of short-term investments	(11,481,576)
Net amortization of premium on investments in securities	2,601,328
Net decrease in dividends and interest receivable and other assets	748,942
Net increase in interest expense payable, accrued expenses and other liabilities	1,662,669
Net decrease in payable for variation margin on interest rate swap contracts	(254,872)
Net increase in premiums received from written option contracts	553,435
Net change in unrealized appreciation on written option contracts	(463,761)
Net change in unrealized depreciation on investments in securities	810,853,723
Net change in unrealized depreciation on forward foreign currency exchange contracts	54,993
Net realized gain on investments in securities	(67,512,778)

Cash provided by operating activities	80,176,628

Cash Flows from Financing Activities:
Drawdown on revolving credit agreement	37,500,000
Distributions paid on Series A Cumulative Preferred Stock (net of distributions payable)	(14,084)
Proceeds from issuance of Series A Cumulative Preferred Stock	125,000
Offering costs from issuance of Series A Cumulative Preferred Stock	(19,400)
Dividends and distributions paid	(127,503,841)

Cash used for financing activities	(89,912,325)

Increase (decrease) in cash and restricted cash	(9,735,697)
Cash and restricted cash at beginning of year (including foreign currency)	24,076,593

Cash and restricted cash at end of year (including foreign currency)	$14,340,896

Supplemental Disclosure of Cash Flow Information:

For the year ended December 31, 2022, interest paid was $18,136,100.

For the year ended December 31, 2022, reinvestment of dividends was $1,181,844.

*	Does not include distributions paid to Series A Cumulative Preferred Stockholders.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

CONSOLIDATED STATEMENT OF CASH FLOWS—(Continued)

For the Year Ended December 31, 2022

The following table provides a reconciliation of cash and restricted cash reported within the Consolidated Statement of Assets and Liabilities that sums to the total of such amounts shown on the Consolidated Statement of Cash Flows.

Cash	$306,709
Restricted cash	14,021,767
Foreign currency	12,420

Total cash and restricted cash shown on the Consolidated Statement of Cash Flows	$14,340,896

Restricted cash consists of cash that has been deposited with a broker and pledged to cover the Fund’s collateral or margin obligations under derivative contracts. It is reported on the Consolidated Statement of Assets and Liabilities as cash collateral pledged for interest rate swap contracts.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS

The following table includes selected data for a common share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Year Ended December 31,
Per Share Operating Data:	2022[a]	2021[a]	2020	2019	2018
Net asset value per common share, beginning of year	$18.27	$13.17	$14.81	$11.73	$13.59

Income (loss) from investment operations:

Net investment income (loss)[b]	0.30	0.16	0.24	0.27	0.31
Net realized and unrealized gain (loss)	(5.11)	5.90	(0.64)	3.82	(1.21)[c]
Distributions paid to Series A Cumulative Preferred Stockholders	(0.00)[d]	—	—	—	—

Total from investment operations applicable to common shares	(4.81)	6.06	(0.40)	4.09	(0.90)

Less dividends and distributions to common shareholders from:

Net investment income	(0.21)	(0.20)	(0.23)	(0.28)	(0.32)
Net realized gain	(0.99)	(0.76)	(0.73)	(0.73)	(0.64)

Total dividends and distributions to common shareholders	(1.20)	(0.96)	(0.96)	(1.01)	(0.96)

Dilutive effect of rights offer	—	—	(0.28)	—	—

Net increase (decrease) in net asset value per common share	(6.01)	5.10	(1.64)	3.08	(1.86)

Net asset value per common share, end of year	$12.26	$18.27	$13.17	$14.81	$11.73

Market value per common share, end of year	$11.50	$18.22	$12.40	$14.88	$10.36

Total net asset value return[e]	–26.83%	47.66%	–3.12%	35.80%	–6.32%[c]

Total market value return[e]	–31.18%	56.40%	–9.22%	54.49%	–11.11%

See accompanying notes to the consolidated financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS—(Continued)

	For the Year Ended December 31,
Ratios/Supplemental Data:	2022[a]	2021[a]	2020	2019	2018
Net assets applicable to common shareholders, end of year (in millions)	$1,647.4	$2,452.4	$1,767.3	$1,618.6	$1,280.6

Ratios to average daily net assets:

Expenses	2.33%[f]	1.91%	2.22%	2.15%	2.17%[c]

Expenses (excluding interest expense)	1.33%[f]	1.28%	1.30%	1.26%	1.32%

Net investment income (loss)	2.00%[f]	1.05%	1.92%	1.94%	2.47%

Ratio of expenses to average daily managed assets[g]	1.72%	1.45%	1.67%	1.66%	1.63%

Portfolio turnover rate	31%	38%	54%	51%	26%

Credit Agreement

Asset coverage ratio for credit agreement	332%	465%	378%	452%	378%

Asset coverage per $1,000 for credit agreement	$3,320	$4,647	$3,783	$4,519	$3,784

Amount of loan outstanding (in millions)	$710.0	$672.5	$635.0	$460.0	$460.0

Preferred Stock

Series A Cumulative Preferred Stock at liquidation value, end of year (in 000s)	$125.0	—	—	—	—

Asset coverage ratio for Series A Cumulative Preferred Stock	332%	—	—	—	—

Asset Coverage, per $1,000 liquidation value per share of Series A Cumulative Preferred Stock	$3,320	—	—	—	—

See accompanying notes to the consolidated financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS—(Continued)

[a]	Consolidated (see Note 1).
[b]	Calculation based on average shares outstanding.
[c]

During the reporting period the Fund settled legal claims against one issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlements. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $(1.22). Additionally, the expense ratio includes extraordinary expenses related to the direct action. Without these expenses, the ratio of expenses to average daily net assets would have been 2.16%. Excluding the proceeds from and expenses relating to the settlements, the total return on a NAV basis would have been -6.37%.

[d]	Amount is less than $0.005.
[e]

Total net asset value return measures the change in net asset value per share over the year indicated. Total market value return is computed based upon the Fund’s market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

[f]	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to Series A Cumulative Preferred Stockholders.
[g]

Average daily managed assets represent net assets plus the outstanding balance of the credit agreement. Ratios do not reflect the effect of dividend payments to Series A Cumulative Preferred Stockholders.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Quality Income Realty Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on August 22, 2001 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, closed-end management investment company. The Fund’s primary investment objective is high current income through investment in real estate securities. The Fund’s secondary investment objective is capital appreciation.

Cohen & Steers RQI Trust (the REIT Subsidiary), is a wholly-owned subsidiary of the Fund organized under the laws of the state of Maryland as a statutory trust on July 9, 2021 that commenced operations on November 30, 2021. The REIT Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund, consistent with the Fund’s investment objectives and policies. The Fund expects that it will achieve a significant portion of its exposure to private real estate investments through investment in the REIT Subsidiary. The REIT Subsidiary may use wholly-owned, limited liability companies to contain the exposure of individual private real estate investments. Unlike the Fund, the REIT Subsidiary may invest without limitation in private real estate. Investments in the REIT Subsidiary are limited to 25% of the Fund’s total assets. The Consolidated Schedule of Investments includes positions of the Fund and the REIT Subsidiary. The financial statements have been consolidated and include the accounts of the Fund and the REIT Subsidiary. All significant inter-company balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its consolidated financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the consolidated financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued based upon prices provided by a third-party pricing service. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined.

If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The Fund utilizes an independent valuation services firm (the Independent Valuation Advisor) to assist the investment manager in the determination of the Fund‘s fair value of private real estate investments held by the REIT Subsidiary. Limited scope appraisals are prepared on a monthly basis and typically include a limited comparable sales and a full discounted cash flow analysis. Annually, a full scope, detailed appraisal report is completed which typically includes market analysis, cost approach, sales comparison approach and an income approach containing a discounted cash flow analysis. The full scope report is prepared by a third-party appraisal firm. The investment manager, including through communication with the Independent Valuation Advisor, monitors for material events that the investment manager believes may be expected to have a material impact on the most recent estimated fair values of such private real estate investments. However, rapidly changing market conditions or material events may not be immediately reflected in the Fund’s or REIT Subsidiary’s daily NAV. The investment manager, in conjunction with the Independent Valuation Advisor, values the private real estate investments using the valuation methodology it deems most appropriate and consistent with industry best practices and market conditions. The investment manager expects the primary methodology used

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

to value private real estate investments will be the income approach. Consistent with industry practices, the income approach incorporates actual contractual lease income, professional judgments regarding comparable rental and operating expense data, the capitalization or discount rate and projections of future rent and expenses based on appropriate market evidence, and other subjective factors. Other methodologies that may also be used to value properties include, among other approaches, sales comparisons and cost approaches. Private real estate appraisals are reported on a free and clear basis (i.e. any property-level indebtedness that may be in place is not incorporated into the valuation). Property level debt is valued separately in accordance with GAAP.

The Board of Directors has designated the investment manager as the Fund’s “Valuation Designee” under Rule 2a-5 under the 1940 Act. As Valuation Designee, the investment manager is authorized to make fair valuation determinations, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities would be categorized as Level 2 or 3 in the hierarchy, depending on the relative significance of the valuation inputs. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security’s underlying assets and liabilities.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the inputs used as of December 31, 2022 in valuing the Fund’s investments carried at value:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Common Stock:
Real Estate—Industrials	$244,146,908	$—	$13,432,416	[a]	$257,579,324
Other Industries	1,555,663,275	—	—		1,555,663,275
Preferred Securities—$25 Par Value	181,236,893	—	—		181,236,893
Preferred Securities—Capital Securities	—	259,586,282	—		259,586,282
Corporate Bonds	—	34,300,596	—		34,300,596
Private Real Estate—Office	—	—	26,560,429	[b]	26,560,429
Short-Term Investments	—	56,093,315	—		56,093,315
Purchased Option Contracts	39,450	—	—		39,450

Total Investments in Securities[c]	$1,981,086,526	$349,980,193	$39,992,845		$2,371,059,564

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Interest Rate Swap Contracts	$—	$58,263,933	$—	$58,263,933
Forward Foreign Currency Exchange Contracts	—	27,916	—	27,916

Total Derivative Assets[c]	$—	$58,291,849	$—	$58,291,849

Written Option Contracts	$(467,498)	$(54,758)	$—	$(522,256)
Forward Foreign Currency Exchange Contracts	—	(217,503)	—	(217,503)

Total Derivative Liabilities[c]	$(467,498)	$(272,261)	$—	$(739,759)

[a]	Restricted security, where observable inputs are limited, has been fair valued by the Valuation Committee, pursuant to the Fund’s fair value procedures and classified as Level 3 security.
[b]

Private Real Estate, where observable inputs are limited, has been fair valued by the Valuation Committee, pursuant to the Fund’s fair value procedures and classified as Level 3 security. See Note 1 – Portfolio Valuation.

[c]	Portfolio holdings are disclosed individually on the Consolidated Schedule of Investments.

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stock— Real Estate— Industrials	Private Real Estate— Office
Balance as of December 31, 2021	$14,310,333	$—
Purchases	—	51,112,025
Return of capital distribution	—	(27,474,620)
Change in unrealized appreciation (depreciation)	(877,917)	2,923,024

Balance as of December 31, 2022	$13,432,416	$26,560,429

The change in unrealized appreciation (depreciation) attributable to securities owned on December 31, 2022 which were valued using significant unobservable inputs (Level 3) amounted to $2,045,107.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy.

	Fair Value at December 31, 2022	Valuation Technique	Unobservable Inputs	Amount	Valuation Impact from an Increase in Input[a]
Common Stock— Real Estate— Industrials	$13,432,416	Market Comparable Companies	Enterprise Value/ EBITDA[b] Multiple	21.2x	Increase

Private Real Estate— Office	$26,560,429	Discounted Cash Flow	Discount Rate Terminal Capitalization Rate	7.50% 6.50%	Decrease Decrease

[a]

Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of year end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may result in a materially higher or lower fair value measurement.

[b]	Earnings Before Interest, Taxes, Depreciation and Amortization.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from real estate investment trusts (REITs) are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign currency transaction gains or losses arise from sales of foreign currencies, (excluding gains and losses on forward foreign currency exchange contracts, which are presented separately, if any) currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Consolidated Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Consolidated Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

Centrally Cleared Interest Rate Swap Contracts: The Fund uses interest rate swaps in connection with borrowing under its credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund’s shares as a result of the floating rate structure of interest owed pursuant to the credit agreement. When entering into interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty’s agreement to pay the Fund a variable rate payment that was intended to approximate the Fund’s variable rate payment obligation on the credit agreement, the accruals for which would begin at a specific date in the future (the effective date). The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked-to-market daily and changes in the value are recorded as unrealized appreciation (depreciation).

Immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities as cash collateral pledged for interest rate swap contracts. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin on interest rate swap contracts in the Consolidated Statement of Assets and Liabilities. Any upfront payments paid or received upon entering into a swap agreement would be recorded as assets or liabilities, respectively, in the Consolidated Statement of Assets and Liabilities, and amortized or accreted over the life of the swap and recorded as realized gain (loss) in the Consolidated Statement of Operations. Payments received from or paid to the counterparty during the term of the swap agreement, or at termination, are recorded as realized gain (loss) in the Consolidated Statement of Operations.

Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are typically declared quarterly and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund’s Reinvestment Plan, unless the shareholder has elected to have them paid in cash.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

The Fund has a managed distribution policy in accordance with exemptive relief issued by the U.S. Securities and Exchange Commission (SEC). The Plan gives the Fund greater flexibility to realize long-term capital gains throughout the year and to distribute those gains on a more regular basis to shareholders. Therefore, regular monthly distributions throughout the year may include a portion of estimated realized long-term capital gains, along with net investment income, short-term capital gains and return of capital, which is not taxable. In accordance with the Plan, the Fund is required to adhere to certain conditions in order to distribute long-term capital gains during the year. For the year ended December 31, 2022, the Fund paid distributions from net investment income and net realized gain.

Distributions Subsequent to December 31, 2022: The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report.

Ex-Date	Record Date	Payable Date	Amount
12/27/22	12/28/22	1/9/23	$0.237
1/17/23	1/18/23	1/18/23	$0.080
2/14/23	2/15/23	2/15/23	$0.080
3/14/23	3/15/23	3/15/23	$0.080

Distributions to holders of Series A Cumulative Preferred Stock are accrued daily and paid semi-annually and are determined as described in Note 8. The payments made to the holders of the Fund’s Series A Cumulative Preferred Stock are treated as dividends or distributions.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities are recorded net of non-U.S. taxes paid. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of December 31, 2022, no additional provisions for income tax are required in the Fund’s consolidated financial statements. The Fund’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

The REIT Subsidiary intends to elect to be taxed as a REIT under Subchapter M of the Code. The REIT Subsidiary’s qualification and taxation as a REIT depends upon the REIT Subsidiary’s ability to meet on a continuing basis, through actual operating results, certain qualification tests set forth in the Code. Those qualification tests involve the percentage of income that it earns from specified sources, the percentage of its assets that falls within specified categories, the diversity of the ownership of its shares, and the percentage of its taxable income that the REIT Subsidiary distributes. As a REIT, the REIT Subsidiary generally will be allowed to deduct dividends paid to its shareholders and, as a result, the REIT Subsidiary will not be subject to U.S. federal income tax on that portion of its ordinary income and net capital gain that the REIT Subsidiary annually distributes to its shareholders, as long as the REIT

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

Subsidiary meets the minimum distribution requirements under the Code. The REIT Subsidiary intends to make distributions on a regular basis as necessary to avoid material U.S. federal income tax and to comply with the REIT distribution requirements.

For the current open tax year and for all major jurisdictions, management of the REIT Subsidiary has analyzed and concluded that there are no uncertain tax positions that would require recognition in the Fund’s consolidated financial statements. The REIT Subsidiary’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Management Fees, Administration Fees and Other Transactions with Affiliates

Investment Management Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the investment manager provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment manager receives a fee, accrued daily and paid monthly, at the annual rate of 0.85% of the average daily managed assets of the Fund. Managed assets are equal to the net assets plus the amount of any borrowings used for leverage outstanding.

Administration Fees: The Fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.06% of the average daily managed assets of the Fund. For the year ended December 31, 2022, the Fund incurred $1,617,109 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment manager. The Fund does not pay compensation to directors and officers affiliated with the investment manager except for the Chief Compliance Officer, who received compensation from the investment manager, which was reimbursed by the Fund, in the amount of $17,232 for the year ended December 31, 2022.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2022, totaled $837,808,987 and $826,786,055, respectively.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

Note 4. Investments in Non-Consolidated Limited Liability Company

In accordance with requirements under Regulation S-X Rules 3-09 and 4-08(g), the Fund evaluates its unconsolidated subsidiaries as significant subsidiaries under the rules and, accordingly, below is summary financial information for the Fund’s investments in non-consolidated limited liability companies at historical cost as of December 31, 2022. The Fund states its ownership interests in non-consolidated limited liability companies at fair value.

Legacy Gateway JV LLC[a]
Balance Sheet:
Assets:
Real estate, net (total cost)	$88,192,957
Cash	5,398,316
Other current assets	1,426,797

Total Assets	$95,018,070

Liabilities and Equity:
Mortgage notes payable	$52,000,000
Accrued expenses and accounts payable	1,777,765
Tenant security deposits	65,447
Other liabilities	558,604

Total Liabilities	54,401,816

Equity	40,616,254

Total Liabilities and Equity	$95,018,070

Income Statement
Revenue	$8,726,007
Expenses	6,869,321

Net Income	$1,856,686

[a]

Represents summarized financial information of Legacy Gateway JV LLC, a Class A office building located at 6860 N. Dallas Parkway, Plano, Texas 75024, which includes 100% of ownership interests in the limited liability company.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

Note 5. Derivative Investments

The following tables present the value of derivatives held at December 31, 2022 and the effect of derivatives held during the year ended December 31, 2022, along with the respective location in the consolidated financial statements.

Consolidated Statement of Assets and Liabilities

	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Equity Risk:
Purchased Option Contracts— Exchange-Traded[a]	Investments in securities, at value	$39,450	—	$—
Written Option Contracts— Exchange-Traded[a]	—	—	Written option contracts, at value	467,498
Written Option Contracts— Over-the-Counter	—	—	Written option contracts, at value	54,758

Foreign Currency Exchange Risk:
Forward Foreign Currency Exchange Contracts[b]	Unrealized appreciation	27,916	Unrealized depreciation	217,503

Interest Rate Risk:
Interest Rate Swap Contracts[a]	—	—	Payable for variation margin on interest rate swap contracts	58,263,933	[c]

[a]	Not subject to a master netting agreement or another similar arrangement.
[b]	Forward foreign currency exchange contracts executed with Brown Brothers Harriman are not subject to a master netting agreement or another similar arrangement.
[c]

Amount represents the cumulative net appreciation on interest rate swap contracts as reported on the Consolidated Schedule of Investments. The Consolidated Statement of Assets and Liabilities only reflects the current day variation margin payable to the broker.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

Consolidated Statement of Operations

Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Equity Risk:
Purchased Option Contracts[a]	Net Realized and Unrealized Gain (Loss)	$516,128	$(16,899)
Written Option Contracts	Net Realized and Unrealized Gain (Loss)	3,257,621	463,761
Interest Rate Risk:
Interest Rate Swap Contracts	Net Realized and Unrealized Gain (Loss)	2,734,524	51,011,469
Foreign Currency Exchange Risk:
Forward Foreign Currency Exchange Contracts	Net Realized and Unrealized Gain (Loss)	891,389	(54,993)

[a]	Purchased option contracts are included in net realized gain (loss) and change in unrealized appreciation (depreciation) on investments in securities.

At December 31, 2022, the Fund’s derivative assets and liabilities (by type), which are subject to a master netting agreement, are as follows:

Derivative Financial Instruments	Assets	Liabilities
Equity Risk:
Written Option Contracts—Over-the-Counter	$—	$54,758

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received and pledged by the Fund, if any, as of December 31, 2022:

Counterparty	Gross Amount of Liabilities Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged[a]	Net Amount of Derivative Liabilities[b]
Morgan Stanley	$54,758	$—	$—	$54,758

[a]	Collateral received or pledged is limited to the net derivative asset or net derivative liability amounts. Actual collateral amounts received or pledged may be higher than amounts above.
[b]	Net amount represents the net receivable from the counterparty or the net payable due to the counterparty in the event of default.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

The following summarizes the volume of the Fund’s option contracts and forward foreign currency exchange contracts activity for the year ended December 31, 2022:

	Purchased Option Contracts[a,b]	Written Option Contracts[a,b]	Forward Foreign Currency Exchange Contracts
Average Notional Amount	$6,782,077	$52,658,634	$8,217,771

[a]

Average notional amounts represent the average for all months in which the Fund had option contracts outstanding at month end. For the period, this represents ten months for purchased option contracts and twelve months for written option contracts.

[b]	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.

Note 6. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended December 31,
	2022	2021
Ordinary income	$84,480,420	$37,222,271
Long-term capital gain	76,289,307	91,651,229

Total dividends and distributions	$160,769,727	$128,873,500

As of December 31, 2022, the tax-basis components of accumulated earnings, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$2,126,638,546

Gross unrealized appreciation on investments	$485,354,723
Gross unrealized depreciation on investments	(182,235,803)

Net unrealized appreciation (depreciation) on investments	$303,118,920

Undistributed ordinary income	$16,076,148

Undistributed long-term capital gains	$42,135,480

As of December 31, 2022, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities, straddle deferrals and certain REIT dividends, and permanent book/tax differences primarily attributable to certain fixed-income securities and the REIT Subsidiary. To reflect reclassifications arising from the permanent differences, paid-in capital was charged $194,705 and total distributable earnings/(accumulated loss) was credited $194,705. Net assets were not affected by this reclassification.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

Note 7. Borrowings

The Fund has entered into an amended and restated credit agreement (the credit agreement) with BNP Paribas Prime Brokerage International, Ltd. (BNPP) in which the Fund pays a monthly financing charge based on a combination of London Interbank Offered Rate (LIBOR)-based variable and fixed rates through June 30, 2022, a combination of Secured Overnight Financing Rate (SOFR)-based variable and fixed rates effective July 1, 2022, and SOFR-based variable rates effective December 28, 2022, pursuant to an amendment to the credit agreement. The commitment amount of the credit agreement is $710,000,000. The Fund may pay a fee of 0.45% per annum on any unused portion of the credit agreement. BNPP may not change certain terms of the credit agreement except upon 360 days’ notice. Also, if the Fund violates certain conditions, the credit agreement may be terminated. The Fund is required to pledge portfolio securities and/or cash as collateral in an amount up to two times the loan balance outstanding (or more depending on the terms of the credit agreement) and has granted a security interest in the securities pledged to, and in favor of, BNPP as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, necessitating the sale of portfolio securities at potentially inopportune times. The credit agreement also permits, subject to certain conditions, BNPP to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding and the Fund to receive a portion of the fees earned by BNPP in connection with the rehypothecation of portfolio securities. The Fund continues to receive dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPP on demand. If BNPP fails to deliver the recalled security in a timely manner, the Fund will be compensated by BNPP for any fees or losses related to the failed delivery or, in the event a recalled security is not returned by BNPP, the Fund, upon notice to BNPP, may reduce the loan balance outstanding by the amount of the recalled security failed to be returned.

As of December 31, 2022, the Fund had outstanding borrowings of $710,000,000 at a rate of 5.2%. The carrying value of the borrowings approximates fair value. The borrowings are classified as Level 2 within the fair value hierarchy. During the year ended December 31, 2022, the Fund borrowed an average daily balance of $709,691,781 at a weighted average borrowing cost of 2.8%.

Note 8. Series A Cumulative Preferred Stock

On January 27, 2022, the Fund’s wholly-owned REIT Subsidiary completed a private placement of 125 shares of 12.0% Series A Cumulative Non-Voting Preferred Stock (the Preferred Stock) for aggregate gross proceeds of $125,000. The Preferred Stock has a liquidation preference of $1,000 per share plus an amount equal to accrued but unpaid dividends (the Liquidation Preference). The Preferred Stock dividends are cumulative at a rate of 12.0% per annum and are redeemable under certain conditions by the REIT Subsidiary or subject to mandatory redemption upon default of certain coverage requirements at a redemption price equal to the Liquidation Preference.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

Note 9. Capital Stock

The Fund is authorized to issue 300 million shares of common stock at a par value of $0.001 per share.

During the year ended December 31, 2022, the Fund issued 77,051 shares of common stock at $1,181,844 for the reinvestment of dividends. During the year ended December 31, 2021, the Fund issued 12,673 shares of common stock at $229,508 for the reinvestment of dividends.

On December 7, 2021, the Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management’s discretion and subject to market conditions and investment considerations, of up to 10% of the Fund’s common shares outstanding (Share Repurchase Program) as of January 1, 2022, through December 31, 2022.

During the years ended December 31, 2022 and December 31, 2021, the Fund did not effect any repurchases.

On December 13, 2022, the Board of Directors approved the continuation of the Share Repurchase Program of up to 10% of the Fund’s common shares outstanding as of January 1, 2023 through December 31, 2023.

Note 10. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 11. New Accounting Pronouncement

In January 2021, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2021-01 (ASU 2021-01), “Reference Rate Reform (Topic 848)”. Additionally, in December 2022, the FASB issued Accounting Standards Update No. 2022-06 (ASU 2022-06), “Reference Rate Reform (Topic 848)”. ASU 2022-06 and ASU 2021-01 are updates to ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, and the reference rate reform initiatives that regulators have undertaken to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The ASU 2022-06 update extends the period of time preparers can use the reference rate reform relief guidance by two years. ASU 2022-06 defers the sunset date of Topic 848 from December 31, 2022 to December 31, 2024, after which entities will no longer be permitted to apply the relief in Topic 848. The amendments in these updates are effective

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

immediately through December 31, 2024, for all entities. Management does not expect ASU 2021-01 or ASU 2022-06 to have a material impact on the financial statements.

Note 12. Subsequent Events

Management has evaluated events and transactions occurring after December 31, 2022 through the date that the consolidated financial statements were issued, and has determined that no additional disclosure in the consolidated financial statements is required.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

Cohen & Steers Quality Income Realty Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Cohen & Steers Quality Income Realty Fund, Inc. and its subsidiary (the “Fund”) as of December 31, 2022, the related statements of operations and cash flows for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent, issuers of privately offered securities and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 27, 2023

We have served as the auditor of one or more investment companies in the Cohen & Steers family of mutual funds since 1991.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

(The following pages are unaudited)

TAX INFORMATION—2022

For the calendar year ended December 31, 2022, for individual taxpayers, the Fund designates $13,607,944 as qualified dividend income eligible for reduced tax rates, long-term capital gain distributions of $76,289,307, short-term capital gain distributions of $55,621,790 and $28,755,912 as qualified business income. In addition, for corporate taxpayers, 8.64% of the ordinary dividends paid qualified for the dividends received deduction (DRD).

REINVESTMENT PLAN

The Fund has a dividend reinvestment plan commonly referred to as an “opt-out” plan (the Reinvestment Plan). Each common shareholder who participates in the Reinvestment Plan will have all distributions of dividends and capital gains (Dividends) automatically reinvested in additional common shares by Computershare as agent (the Plan Agent). Shareholders who elect not to participate in the Reinvestment Plan will receive all Dividends in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose common shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Reinvestment Plan.

The Plan Agent serves as agent for the shareholders in administering the Reinvestment Plan. After the Fund declares a Dividend, the Plan Agent will, as agent for the shareholders, either: (i) receive the cash payment and use it to buy common shares in the open market, on the NYSE or elsewhere, for the participants’ accounts or (ii) distribute newly issued common shares of the Fund on behalf of the participants.

The Plan Agent will receive cash from the Fund with which to buy common shares in the open market if, on the Dividend payment date, the NAV per share exceeds the market price per share plus estimated brokerage commissions on that date. The Plan Agent will receive the Dividend in newly issued common shares of the Fund if, on the Dividend payment date, the market price per share plus estimated brokerage commissions equals or exceeds the NAV per share of the Fund on that date. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the NAV or (ii) 95% of the closing market price per share on the payment date.

If the market price per share is less than the NAV on a Dividend payment date, the Plan Agent will have until the last business day before the next ex-dividend date for the common stock, but in no event more than 30 days after the Dividend payment date (as the case may be, the Purchase Period), to invest the Dividend amount in shares acquired in open market purchases. If at the close of business on any day during the Purchase Period on which NAV is calculated the NAV equals or is less than the market price per share plus estimated brokerage commissions, the Plan Agent will cease making open market purchases and the uninvested portion of such Dividends shall be filled through the issuance of new shares of common stock from the Fund at the price set forth in the immediately preceding paragraph.

Participants in the Reinvestment Plan may withdraw from the Reinvestment Plan upon notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a Dividend record date; otherwise, it will be effective for all subsequent Dividends. If any participant elects to have the Plan Agent sell all or part of his or her shares and remit the proceeds, the Plan Agent is authorized to deduct a $15.00 fee plus $0.10 per share brokerage commissions.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

The Plan Agent’s fees for the handling of reinvestment of Dividends will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of Dividends. The automatic reinvestment of Dividends will not relieve participants of any income tax that may be payable or required to be withheld on such Dividends.

The Fund reserves the right to amend or terminate the Reinvestment Plan. All correspondence concerning the Reinvestment Plan should be directed to the Plan Agent at 800-432-8224.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 866-227-0757, (ii) on our website at cohenandsteers.com or (iii) on the U.S. Securities and Exchange Commission’s (SEC) website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 866-227-0757 or (ii) on the SEC’s website at http://www.sec.gov.

Disclosures of the Fund’s complete holdings are required to be made monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter. The Fund’s Form N-PORT is available (i) without charge, upon request, by calling 866-227-0757 or (ii) on the SEC’s website at http://www.sec.gov.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s investment company taxable income and net realized gains are a return of capital distributed from the Fund’s assets. To the extent this occurs, the Fund’s shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Notice is hereby given in accordance with Rule 23c-1 under the 1940 Act that the Fund may purchase, from time to time, shares of its common stock in the open market.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

The following information in this annual shareholder report is a summary of certain information about the Fund. This information may not reflect all of the changes that have occurred since you purchased the Fund.

CURRENT INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT POLICIES AND PRINCIPAL RISKS OF THE FUND

The information contained herein is provided for informational purposes only and does not constitute a solicitation of an offer to buy or sell Fund shares.

Investment Objectives

Cohen & Steers Quality Income Realty Fund, Inc. (the Fund) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The Fund’s primary investment objective is high current income through investment in real estate securities. Capital appreciation is a secondary investment objective. The Fund’s investment objectives are considered fundamental and may not be changed without shareholder approval.

Investment Strategies

In making investment decisions with respect to securities purchased by the Fund, the investment manager relies on a fundamental analysis of each company. Securities are evaluated for their potential to provide an attractive level of distributions. Their potential for capital appreciation is also evaluated. The investment manager reviews each company’s potential for success in light of general economic and industry trends, as well as the company’s quality of management, financial condition, business plan, industry and sector market position, distribution coverage ratio and environmental, social or governance (ESG) factors. The investment manager utilizes a value-oriented approach, and evaluates each company’s valuation on the basis of relative price to distributable cash flow multiples, distributable cash flow growth rate and distribution yield, among other metrics.

Prior to the close of business on March 31, 2022, the Fund’s non-fundamental policy (the Former Policy) is to invest, under normal market conditions, at least 80% of the Fund’s total assets in income producing equity securities issued by high quality real estate investment trusts (REITs). High quality REITs are companies that, in the opinion of the Fund’s investment manager, offer prospects for above average revenue and earnings growth.

Effective as of the close of business on March 31, 2022, the Former Policy will be replaced in its entirety with the following new non-fundamental investment policy: under normal market conditions, at least 80% of the Fund’s total assets are invested in income-producing common stocks and other securities issued by real estate companies, such as real estate investment trusts (REITs). Real estate securities include common stocks, preferred stocks, and other equity and debt securities issued by real estate companies, including REITs and similar REIT-like entities.

The Fund’s investments in securities of real estate companies may also include private real estate investments. Private real estate investments include debt or equity investments in private real estate operating companies that own or manage real estate, privately offered REITs, mortgages secured by commercial or residential real estate, securities issued by real estate companies prior to an IPO, private investments in public equity (PIPEs) and joint ventures which invest in residential and commercial real

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

estate. The Fund expects to invest directly or indirectly in certain real estate and real estate-related investments through one or more private, wholly owned REIT subsidiaries (each, a REIT Subsidiary). The Fund’s private real estate investments may consist of real estate joint ventures where the Fund (generally through a REIT Subsidiary) partners with a real estate operator. These investments may include retail, office, hotel, healthcare, multifamily residential, industrial and other properties. The investment manager believes that a REIT Subsidiary will allow it to access more attractive investment opportunities than would otherwise be the case.

Private real estate investments are generally less liquid than public real estate investments and may involve complex investment structures. In addition, private real estate investments may have higher capital requirements, and transactions involving this asset class may be more complex than those of public real estate investments. Making private real estate investments involves a high degree of sophistication, and returns are subject to the skill and decision-making process of the investment manager, as well as local, regional, and national market conditions. As is common in the real estate industry, many of the Fund’s investments in private real estate will be leveraged. For example, the Fund (through a REIT Subsidiary) expects to make investments in private real estate investments which obtain debt financing consisting of property level debt. Property level debt will be secured by the real estate owned through private real estate investment. Typically, these investments would solely own real estate assets and would borrow from a lender using the owned property as mortgage collateral. If one of the Fund’s investments were to default on a loan, the lender’s recourse would be to the mortgaged property and the lender would typically not have a claim to other assets of the Fund or its subsidiaries. Such property level debt is generally not recourse to the Fund and the Fund will not treat these non-recourse borrowings as senior securities (as defined in the 1940 Act) for purposes of complying with the 1940 Act’s limitations on leverage unless the financial statements of the entity holding such property-level debt are consolidated with the Fund’s financial statements. See “Recourse Financings Risk.” The Fund intends to manage its investments to avoid treating such non-recourse borrowings as senior securities, although there is no guarantee that the Fund will be successful in doing so, and failure to do so may impede the Fund’s ability to achieve its investment objective and decrease returns to shareholders. There is no guarantee that the Fund’s investments will be able to obtain mortgage loans on attractive terms or at all. In certain limited cases, property level debt may be recourse to the Fund. The Fund’s private real estate investments may also include direct or indirect interests in companies or properties with highly leveraged capital structures. The cumulative effect of the use of leverage by the Fund or the real estate investments in which the Fund invests could result in substantial losses, exceeding those that would have been incurred had leverage not been employed. Because of the leveraged nature of the Fund’s private real estate investments, the Fund’s economic exposure to these investments may be greater than the percentage of the Fund’s total assets invested in such investments.

A real estate company is defined as a company that derives at least 50% of its revenue from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate or has at least 50% of its assets in such real estate. A REIT is a company dedicated to owning, and usually operating, income producing real estate, or to financing real estate. REITs are generally not taxed on income distributed to shareholders provided they distribute to their shareholders substantially all of their income and otherwise comply with the requirements of the Internal Revenue Code of 1986, as amended (the Code). As a result, REITs generally pay relatively high dividends (as compared to other types of companies) and the Fund seeks to use these REIT dividends in an effort to meet its primary objective of high current income through investment in real estate securities.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

The Fund may invest up to 15% of its total assets in debt securities issued or guaranteed by real estate companies. The Fund will not invest more than 20% of the Fund’s total assets in preferred stock or debt securities rated below investment grade (commonly known as “junk bonds”) or unrated securities of comparable quality. Preferred stock or debt securities will be considered to be investment grade if, at the time of investment, such security has a rating of BBB- or higher by S&P Global Ratings (S&P), Baa3 or higher by Moody’s Investors Services, Inc. (Moody’s) or an equivalent rating by a nationally recognized statistical rating agency. The Fund may also invest in preferred stock or debt securities which are unrated but which, in the opinion of the investment manager, are determined to be of equivalent quality. The Fund may invest up to 25% of its managed assets in foreign securities, including up to 15% of its assets in companies located in emerging market countries. The Fund will generally not invest more than 10% of the Fund’s total assets in the securities of one issuer.

The Fund may invest in mortgage- and asset-backed securities. Mortgage-backed securities are mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or issued by non-government entities. Mortgage related securities represent pools of mortgage loans assembled for sale to investors by various government agencies, as well as by non-government issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Other asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements and from sales of personal property.

The Fund may, but is not required to, use, without limit, various derivatives transactions to seek to generate return, facilitate portfolio management and mitigate risks. Although the Fund’s investment adviser may seek to use these kinds of transactions to further the Fund’s investment objectives, no assurance can be given that they will achieve this result. The Fund may enter into (buy or sell) exchange-listed and over-the-counter put and call options on securities (including securities of investment companies and baskets of securities), indices, and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions, such as swaps, caps, floors or collars or credit transactions; equity index, total return and credit default swaps; forward contracts; and structured investments. In addition, the Fund may enter into various currency transactions, such as forward currency contracts, currency futures contracts, currency swaps or options on currency or currency futures. The Fund also may purchase and sell derivative instruments that combine features of these instruments. The Fund may invest in other types of derivatives, structured and similar instruments which are not currently available but which may be developed in the future.

Temporary Defensive Positions. For temporary defensive purposes or to keep cash on hand fully invested, the Fund may deviate from its investment objectives and invest all or any portion of its assets in short-term debt instruments, government securities, cash or cash equivalents, without regard to whether the issuer is a real estate company. In such a case, the Fund may not pursue or achieve its investment objectives.

Real Property Valuation: The Fund intends to retain an independent valuation services firm (the Independent Valuation Advisor) to assist the investment manager in the determination of the Funds’ fair value of private real estate investments, including those held in a REIT Subsidiary. While the Independent Valuation Advisor will provide valuations of the real property investments, it is not responsible for, and does

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

not calculate, the Fund’s or a REIT Subsidiary’s daily NAV. The Fund’s valuation policies may change from time to time.

A REIT Subsidiary’s real property investments will primarily be through joint ventures with an operating partner. The operating partner will be responsible (subject to oversight by the investment manager) for maintaining the joint venture’s official books and records along with other pertinent information that will be the basis upon which the Independent Valuation Advisor will prepare their appraisals as described below.

The Independent Valuation Advisor is expected to administer the real property valuation process for investments held by a REIT Subsidiary and is expected to select (subject to the investment manager’s approval) and manage the process associated with third-party appraisal firms with respect to the valuation of the Fund’s real property investments.

Investments in newly acquired properties are expected to be initially valued at cost. Each property is then expected to be valued by an independent third-party appraisal firm within approximately 90 to 120 days after it was acquired and no less than annually thereafter. Each third-party appraisal will be reviewed by the Independent Valuation Advisor and the Valuation Committee for reasonableness.

Each month, the investment manager, with the assistance of the Independent Valuation Advisor, will determine an accrual schedule for the daily value of each real property investment based on an estimated month-end income accrual for each real property. The Fund expects that a REIT Subsidiary will use the daily values determined in such accrual schedule for purposes of calculating its NAV. Any material changes to the valuation of real property investments of such REIT Subsidiary, and related changes to the daily accrual schedule for any real property investment, will be reflected in the NAV calculation beginning with the first NAV calculated after a revised valuation is determined and approved by the CNS Valuation Committee.

The investment manager will monitor for material events that the investment manager believes may be expected to have a material impact on the most recent estimated fair values of such real property investment. Possible examples of such a material change include an unexpected termination or renewal of a material lease, a material change in vacancies, an unanticipated structural or environmental event at a property, capital market events, tenant bankruptcy, recent financial results or changes in the capital structure of the property, terrorism events, natural disasters or other force majeure events, any regulatory changes that affect the investment, or a significant industry event or adjustment to the industry outlook that may cause the value of real property to change materially. Upon the occurrence of such a material event that is likely to have a material impact on the most recent estimated values of the impacted real property investments and provided that the investment manager is aware that such event has occurred, the investment manager will instruct the Independent Valuation Advisor to evaluate the impact of the event on the fair value of such investment. However, rapidly changing market conditions or material events may not be immediately reflected in the Fund’s or a REIT Subsidiary’s daily NAV.

The investment manager will value the real properties using the valuation methodology it deems most appropriate and consistent with industry best practices and market conditions. The investment manager expects the primary methodology used to value real property investments will be the income approach, whereby value is derived by determining the present value of an asset’s stream of future cash flows (for example, discounted cash flow analysis). Consistent with industry practices, the income approach incorporates actual contractual lease income, professional judgments regarding comparable

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

rental and operating expense data, the capitalization or discount rate and projections of future rent and expenses based on appropriate market evidence, and other subjective factors. Other methodologies that may also be used to value properties include, among other approaches, sales comparisons and cost approaches.

Real estate appraisals are reported on a free and clear basis (i.e. any property-level indebtedness that may be in place is not incorporated into the valuation). Property level debt will be valued separately in accordance with GAAP. Real properties held through joint ventures generally will be valued in a manner that is consistent with the methods described above. Once the value of a real property held by the joint venture and the fair value of any other assets and liabilities of the joint venture is determined, the value of a REIT Subsidiary’s interest in the joint venture would then be determined by the investment manager using a hypothetical liquidation calculation to value such REIT Subsidiary’s interest in the joint venture.

Use of Leverage

The Fund currently seeks to enhance the level of its distributions and total return through the use of leverage. The Fund may utilize leverage in an amount up to 33 1⁄3% (measured immediately after such borrowings) of its managed assets through borrowings, including loans from certain financial institutions and/or the issuance of debt securities (collectively, Borrowings). Under the 1940 Act, the Fund may utilize leverage through (i) Borrowings in an aggregate amount of up to 33 1⁄3% of the Fund’s total assets immediately after such Borrowings and (ii) the issuance of preferred stock (Preferred Shares) in an aggregate amount of up to 50% of the Fund’s total assets immediately after such issuance. In addition, the Fund may utilize leverage through reverse repurchase agreements (Reverse Repurchase Agreements), in an aggregate amount up to 50% of the Fund’s total assets. The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions.

The Fund may also engage in various derivatives transactions to seek to generate return, facilitate portfolio management and mitigate risks. Certain derivatives transactions effect a form of economic leverage on the Fund’s portfolio and may be subject to the risks associated with the use of leverage. There is no assurance that the Fund will utilize leverage or, if leverage is utilized, that it will be successful. The net asset value of the Fund’s common shares may be reduced by the issuance or incurrence costs of any leverage. See “Leverage Risk.”

Effects of Leverage.

Assuming that leverage in the form of Borrowings will represent up to 30% of the Fund’s managed assets and charge interest or involve payment at a rate set by an interest rate transaction at an annual rate of 5.20% (rate at December 31, 2022), the income generated by the Fund’s portfolio (net of estimated expenses) must exceed 1.56% in order to cover such interest payments or payment rates and other expenses specifically related to leverage. Of course, these numbers are merely estimates, used for illustration. Actual interest, or payment rates may vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on common share total return, assuming investment portfolio total returns (comprised of income and changes in the value of investments held in the Fund’s portfolio) of –10%, –5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

necessarily indicative of the investment portfolio returns expected to be experienced by the Fund. The table assumes leverage in an aggregate amount equal to 30% of the Fund’s managed assets. See “Leverage Risk” below.

Assumed Portfolio Total Return	–10%	–5%	0%	5%	10%
Common Share Total Return	–16.5%	–9.4%	–2.2%	4.9%	12.1%

Common share total return is comprised of two elements – the net investment income of the Fund after paying expenses, including interest expenses on the Fund’s Borrowings as described above and dividend payments on any preferred shares issued by the Fund and gain and losses on the value of the securities the Fund owns. As required by the rules of the SEC, the table assumes the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those securities.

Principal Risks of the Fund

The Fund is a diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives.

General Risks

Risk of Market Price Discount from Net Asset Value. Shares of closed-end investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the shares at the time of sale is above or below the investor’s purchase price for the shares. Because the market price of the shares is determined by factors such as relative supply of and demand for shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, Fund shares may trade at, above or below NAV.

Market Risk. Your investment in Fund shares represents an indirect investment in the REIT shares and other real estate securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Common Stock Risk. The Fund may invest in common stocks. Common stocks are subject to special risks. Although common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks also have experienced significantly more volatility in returns. Common stocks may be more susceptible to adverse changes in market value due to issuer specific events or general movements in the equities markets. A drop in the stock market may depress the price of common stocks held by the Fund. Common stock prices fluctuate for many reasons, including changes to investors’ perceptions of the financial condition of an issuer or the

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

general condition of the relevant stock market, or the occurrence of political or economic events affecting issuers. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock in which the Fund has invested; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks held by the Fund. Also, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. The common stocks in which the Fund will invest are typically subordinated to preferred securities, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and assets, and, therefore, will be subject to greater risk than the preferred securities or debt instruments of such issuers. In addition, common stock prices may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase.

Real Estate Market Risk. The Fund will not invest in real estate directly, but will invest in securities issued by real estate companies. However, because of its policy of concentration in the securities of companies in the real estate industry, the Fund is also subject to the risks associated with the direct ownership of real estate. These risks include:

•	declines in the value of real estate;

•	risks related to general and local economic conditions;

•	possible lack of availability of mortgage funds;

•	overbuilding;

•	extended vacancies of properties;

•	increased competition;

•	increases in property taxes and operating expenses;

•	changes in zoning laws;

•	losses due to costs resulting from the clean-up of environmental problems;

•	liability to third parties for damages resulting from environmental problems;

•	casualty or condemnation losses;

•	limitations on rents;

•	changes in neighborhood values and the appeal of properties to tenants;

•	changes in interest rates;

•	falling home prices;

•	failure of borrowers to pay their loans;

•	early payment or restructuring of mortgage loans;

•	slower mortgage origination; and

•	rising construction costs.

Thus, the value of the Fund’s shares may change at different rates compared to the value of shares of a fund with investments in a mix of different industries.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

REIT Risk. In addition to the risks of securities linked to the real estate industry, REITs are subject to certain other risks related to their structure and focus. REITs generally are dependent upon management skills and may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to (i) qualify for favorable tax treatment under applicable tax law, or (ii) maintain their exemptions from registration under the 1940 Act. Various factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Real Estate Cycle Risks. Real estate values have been historically cyclical. As the general economy grows, demand for real estate increases and occupancies and rents increase. As occupancies and rents increase, property values increase, and new development occurs. As development occurs, occupancies, rents and property values may decline. Because leases are usually entered into for long periods and development activities often require extended times to complete, the real estate value cycle often lags the general business cycle. Because of this cycle, real estate companies have historically often incurred large swings in their profits and the prices of their securities.

Mortgage REIT Risks. Mortgage REITs are pooled investment vehicles that invest the majority of their assets in real property mortgages and which generally derive income primarily from interest payments thereon. Investing in mortgage REITs involves certain risks related to investing in real property mortgages. In addition, mortgage REITs must satisfy highly technical and complex requirements in order to qualify for the favorable tax treatment accorded to REITs under the Code. No assurances can be given that a mortgage REIT in which the Fund invests will be able to continue to qualify as a REIT or that complying with the REIT requirements under the Code will not adversely affect such REIT’s ability to execute its business plan.

REIT Tax and Regulatory Risks. REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that the Fund may invest in a real estate company which purports to be a REIT and that the company could fail to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the company would be subject to corporate-level taxation, significantly reducing the return to the Fund on its investment in such company. Alternatively, a REIT’s attempted compliance with the REIT requirements under the Code could adversely affect such REIT’s ability to execute its business plan. REITs could also possibly fail to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Small- and Medium-Sized Companies Risk. Real estate companies in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company’s stock price than is the case for a larger company. Further, smaller company stocks may perform differently in different cycles than larger company stocks. Accordingly, real estate company shares can, and at times will, perform differently than large company stocks.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

Common Stock Risk. The Fund may invest in common stocks. Common stocks are subject to special risks. Although common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks also have experienced significantly more volatility in returns. Common stocks may be more susceptible to adverse changes in market value due to issuer specific events or general movements in the equities markets. A drop in the stock market may depress the price of common stocks held by the Fund. Common stock prices fluctuate for many reasons, including changes to investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events affecting issuers. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock in which the Fund has invested; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks held by the Fund. Also, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. The common stocks in which the Fund will invest are typically subordinated to preferred securities, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and assets, and, therefore, will be subject to greater risk than the preferred securities or debt instruments of such issuers. In addition, common stock prices may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase.

Preferred Securities Risk. There are various risks associated with investing in preferred securities, including those described below. In addition, the on-going COVID-19 outbreak has increased certain risks associated with investing in preferred securities. The impact of the COVID-19 outbreak could be short- or long-term and the full impact to financial markets is not yet known. See “Geopolitical Risk” below for additional information regarding the COVID-19 outbreak.

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Deferral and Omission Risk. Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. In certain cases, deferring or omitting distributions may be mandatory. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income. In addition, recent changes in bank regulations may increase the likelihood for issuers to defer or omit distributions.

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Credit and Subordination Risk. Credit risk is the risk that a preferred security in the Fund’s portfolio will decline in price or the issuer of the security will fail to make dividend, interest or principal payments when due because the issuer experiences a decline in its financial status. Preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

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Interest Rate Risk. Interest rate risk is the risk that preferred securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall, and therefore the Fund may underperform during periods of rising interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

government monetary policy initiatives and resulting market reaction to those initiatives. Preferred securities without maturities or with longer periods before maturity may be more sensitive to interest rate changes.

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Prepayment and Extension Risk. Prepayment risk is the risk that changes in interest rates, credit spreads or other factors will result in the call (repayment) of a preferred security more quickly than expected, such that the Fund may have to invest the proceeds in lower yielding securities, or that expectations of such early call will negatively impact the market price of the security. Extension risk is the risk that changes in the interest rates or credit spreads may result in diminishing call expectations, which can cause prices to fall.

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Call, Reinvestment and Income Risk. During periods of declining interest rates, an issuer may be able to exercise an option to redeem its issue at par earlier than scheduled which is generally known as call risk. Recent regulatory changes may increase call risk with respect to certain types of preferred securities. If this occurs, the Fund may be forced to reinvest in lower yielding securities. This is known as reinvestment risk. Preferred securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem preferred securities if the issuer can refinance the preferred securities at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer, or in the event of regulatory changes affecting the capital treatment of a security. Another risk associated with a declining interest rate environment is that the income from the Fund’s portfolio may decline over time when the Fund invests the proceeds from new share sales at market rates that are below the portfolio’s current earnings rate.

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Liquidity Risk. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

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Limited Voting Rights Risk. Generally, traditional preferred securities offer no voting rights with respect to the issuer unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board of directors. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. Hybrid-preferred security holders generally have no voting rights.

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Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in U.S. federal income tax or securities laws. As with call provisions, a redemption by the issuer may have a negative impact on the return of the security held by the Fund.

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New Types of Securities. From time to time, preferred securities, including hybrid-preferred securities, have been, and may in the future be, offered having features other than those described herein. The Fund reserves the right to invest in these securities if the investment manager believes that doing so would be consistent with the Fund’s investment objectives and policies. Since the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

Foreign (Non-U.S.) Securities Risk. Investing in foreign securities involves certain risks not involved in domestic investments, including, but not limited to:

•	future foreign economic, financial, political and social developments;

•	different legal systems;

•	the possible imposition of exchange controls or other foreign governmental laws or restrictions;

•	less governmental supervision;

•	regulation changes;

•	less publicly available information about foreign companies due to less rigorous disclosure and accounting standards or regulatory practices;

•	high and volatile rates of inflation;

•	foreign currency devaluation;

•	fluctuating interest rates; and

•	different accounting, auditing and financial record-keeping standards and requirements.

Investments in foreign securities, especially in emerging market countries, will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Political developments in foreign countries or the United States may at times subject such countries to sanctions from the U.S. government, foreign governments and/or international institutions that could negatively affect the Fund’s investments in issuers located in, doing business in or with assets in such countries. Certain countries in which the Fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of:

•	the possibility of expropriation of assets;

•	confiscatory taxation;

•	difficulty in obtaining or enforcing a court judgment;

•	economic, political or social instability; and

•	diplomatic developments that could affect investments in those countries.

In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as:

•	growth of gross domestic product;

•	rates of inflation;

•	capital reinvestment;

•	resources;

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

•	self-sufficiency; and

•	balance of payments position.

To the extent the Fund’s investments are focused in a geographic region or country, the Fund will be subject, to a greater extent than if the Fund’s assets were less geographically focused, to the risks of adverse changes in that region or country. In addition, certain investments in foreign securities also may be subject to foreign withholding or other taxes, which would reduce the Fund’s return on those securities.

Certain non-U.S. real estate companies in which the Fund invests may constitute “passive foreign investment companies.” This may subject the Fund to U.S. federal tax and interest charges, or may cause the Fund to recognize taxable income without a corresponding receipt of cash. The Fund may be required to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirements or otherwise qualify for treatment as a “regulated investment company” (RIC).

Debt Securities Risk. Debt securities generally present two primary types of risk—credit risk, which refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due, and interest rate risk, which is the risk that debt securities will decline in value because of changes in market interest rates. Debt securities also are subject to other similar risks as preferred securities, including call risk, extension risk and liquidity risk.

Below Investment Grade Securities Risk. The Fund may invest in below investment grade securities or securities that are unrated but judged to be below investment grade by the investment manager. Below investment grade securities, or equivalent unrated securities, generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. It is reasonable to expect that any adverse economic condition could disrupt the market for below investment grade securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities.

Warrants and Rights Risk. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

The failure to exercise subscription rights to purchase common stock would result in the dilution of the Fund’s interest in the issuing company. The market for such rights is not well developed, and, accordingly, the Fund may not always realize full value on the sale of rights.

Options Risk. Gains on options transactions depend on the investment manager’s ability to predict correctly the direction of stock prices, indexes, interest rates, and other economic factors, and unanticipated changes may cause poorer overall performance for the Fund than if it had not engaged in such transactions. A rise in the value of the security or index underlying a call option written by the Fund exposes the Fund to possible loss or loss of opportunity to realize appreciation in the value of any portfolio securities underlying or otherwise related to the call option. By writing a put option, the Fund assumes the risk of a decline in the underlying security or index. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position, and for certain options not traded on an exchange no market usually exists. Trading could be interrupted, for example, because of

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

supply and demand imbalances arising from a lack of either buyers or sellers, or an options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, that Fund may experience losses in some cases as a result of such inability, may not be able to close its position and, in such an event would be unable to control its losses.

Convertible Securities Risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. In the absence of adequate anti-dilution provisions in a convertible security, dilution in the value of the Fund’s holding may occur in the event the underlying stock is subdivided, additional equity securities are issued for below market value, a stock dividend is declared or the issuer enters into another type of corporate transaction that has a similar effect.

U.S. Government Securities Risk. The Fund may invest in direct obligations of the government of the United States or its agencies. Obligations issued or guaranteed by the U.S. government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the U.S. guarantee only that principal and interest will be timely paid to holders of the securities. These entities do not guarantee that the value of such obligations will increase, and, in fact, the market values of such obligations may fluctuate. In addition, not all obligations of the U.S. Government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. Government or its agencies or instrumentalities of a security held by the Fund does not apply to the market value of such security or to Fund shares. In addition, a security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices of such securities are not guaranteed and will fluctuate. In addition, because many types of U.S. Government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities

Restricted and Illiquid Securities Risk. The Fund may invest in investments that may be illiquid (i.e., securities that may be difficult to sell at a desirable time or price). Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid investments involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books. Restricted securities and illiquid securities are often more difficult to value and the sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the OTC markets. Contractual restrictions on the resale of securities result from negotiations between the issuer and purchaser of such securities and therefore vary substantially in length and scope. To dispose of a restricted security that the Fund has a contractual right to sell, the Fund may first be required to cause the security to be registered. A considerable period may elapse between a decision to sell the securities and the time when the Fund would be permitted to sell, during which time the Fund would bear market risks.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

Derivatives and Hedging Transactions Risk. The Fund’s use of derivatives, including for the purpose of hedging interest rate or foreign currency risks, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. In certain types of derivatives transactions the Fund could lose the entire amount of its investment; in other types of derivatives transactions the potential loss is theoretically unlimited. Although both OTC and exchange-traded derivatives markets may experience lack of liquidity, OTC non-standardized derivatives transactions are generally less liquid than exchange-traded instruments. In addition, the liquidity of a secondary market in an exchange-traded derivative contract may be adversely affected by “daily price fluctuation limits” established by the exchanges which once reached, would prevent the liquidation of open positions. If it is not possible to close an open derivative position entered into by the Fund, the Fund may be required to make cash payments of variation (or mark-to-market) margin and, if the Fund has insufficient cash, it may have to sell portfolio securities to meet variation margin requirements at a time when it may be disadvantageous to do so. The inability to close derivatives transactions positions also could have an adverse impact on the Fund’s ability to effectively hedge its portfolio. Derivatives transactions entered into to seek to manage the risks of the Fund’s portfolio of securities may have the effect of limiting gains from otherwise favorable market movements. The use of derivatives transactions may result in losses greater than if they had not been used. The Fund may enter into swap, cap or other transactions to attempt to protect itself from increasing interest or dividend expenses resulting from increasing short-term interest rates on any leverage it incurs or increasing interest rates on securities held in its portfolio. A decline in interest rates may result in a decline in the value of the transaction, which may result in a decline in the NAV of the Fund. In the event the Fund enters into forward currency contracts for hedging purposes, the Fund will be subject to currency exchange rates risk. Currency exchange rates may fluctuate significantly over short periods of time and also can be affected unpredictably by intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. Furthermore, the ability to successfully use derivative instruments depends on the ability of the investment manager to predict pertinent market movements, which cannot be assured. Structured notes and other related instruments carry risks similar to those of more traditional derivatives such as futures, forward and option contracts. However, structured instruments may entail a greater degree of market risk and volatility than other types of debt obligations. The Fund will be subject to credit risk with respect to the counterparties to certain derivatives transactions entered into by the Fund and may experience losses in the event a counterparty fails to perform its obligations under a derivative contract.

The investment manager is registered with the Commodity Futures Trading Commission as a commodity pool operator (“CPO”). However, with respect to the Fund, the investment manager has claimed an exclusion from the definition of the CPO under the Commodity Exchange Act, as amended (the “CEA”). Accordingly, the investment manager, with respect to the Fund, is not subject to registration or regulation as a CPO under the CEA.

Private Real Estate Risk: The Fund’s investments in private real estate include additional risks. For example, lease defaults, terminations by one or more tenants or landlord-tenant disputes may reduce the Fund’s revenues and net income. Any of these situations may result in extended periods during which there is a significant decline in revenues or no revenues generated by a property. If this occurred, it could adversely affect the Fund’s results of operations.

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The Fund’s financial position and its ability to make distributions may also be adversely affected by financial difficulties experienced by any major tenants, including bankruptcy, insolvency or a general downturn in the business, or in the event any major tenants do not renew or extend their relationship as their lease terms expire. A tenant in bankruptcy may be able to restrict the ability to collect unpaid rents or interest during the bankruptcy proceeding. Furthermore, dealing with a tenants’ bankruptcy or other default may divert management’s attention and cause the Fund to incur substantial legal and other costs.

The Fund’s investments in real estate will be pressured in challenging economic and rental market conditions. If the private real estate investment is unable to re-let or renew leases for all or substantially all of the space at these properties, if the rental rates upon such renewal or re-letting are significantly lower than expected, or if the investment’s reserves for these purposes prove inadequate, the Fund will experience a reduction in net income and may be required to reduce or eliminate cash distributions.

The Fund may obtain only limited warranties when it purchases an equity investment in private commercial real estate. The purchase of properties with limited warranties increases the risk that the Fund may lose some or all of its invested capital in the property, as well as the loss of rental income from that property if an issue should arise that decreases the value of that property and is not covered by the limited warranties. If any of these results occur, it may have a material adverse effect on the Fund’s business, financial condition and results of operations and the Fund’s ability to make distributions.

The Fund’s investments in private real estate are expected to be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

REIT Subsidiary Risk: Investments in a REIT Subsidiary are subject to risks associated with the direct ownership of real estate. A REIT Subsidiary, and therefore the Fund, may be affected by changes in the real estate markets generally as well as changes in the values of any properties owned by a REIT Subsidiary or securing any mortgages owned by a REIT Subsidiary (which changes in value could be influenced by market conditions for real estate in general or issues related to the particular property). If a REIT Subsidiary’s underlying assets are concentrated in properties used by a particular industry, it will be subject to risks associated with such industry. Each REIT Subsidiary will be wholly-owned (except for its preferred shareholders) by the Fund.

Restrictions under the Internal Revenue Code applicable to regulated investment companies such as the Fund can limit investments in private real estate, or cause such investments to be structured in a less tax-advantaged manner. Each REIT Subsidiary will not be diversified and will be subject to heavy cash flow dependency, possible lack of availability of financing, changes in interest rates, prepayment and defaults by borrowers, self-liquidation, adverse economic conditions, adverse changes in tax laws, and the possibility of failing to maintain an exemption under the 1940 Act. Any rental income or income from the disposition of real estate could adversely affect a REIT Subsidiary’s ability to retain its tax status, which would have adverse tax consequences. Each REIT Subsidiary is subject to the risk that it will need to liquidate a holding at an economically inopportune time.

By investing through a REIT Subsidiary, the Fund bears the fees and expenses of the REIT Subsidiary (including, among other things operating costs, transaction expenses, administrative and custody fees, legal expenses and custody expenses). Thus, investing through a REIT Subsidiary may cause the Fund to be subject to higher operating expenses than if it invested directly.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

To the extent a REIT Subsidiary holds mortgages, it will be subject to the following risks: (1) during periods of declining interest rates, mortgagors may be inclined to prepay their mortgages, which prepayment may diminish the yield on securities issued by the REIT Subsidiary; and (2) when interest rates rise, the value of the REIT Subsidiary’s investment in fixed rate obligations can be expected to decline.

A REIT Subsidiary may have limited diversification because it may invest in a limited number of properties, a narrow geographic area, or a single type of property. The private real estate investments owned by a REIT Subsidiary will not be traded on a national securities exchange and an investment therein is, therefore, illiquid. These investments are also more difficult to value than publicly traded real estate investments.

A REIT Subsidiary, and therefore the Fund, will be affected by changes in the value of the underlying real property, fluctuations in the demand for real estate, defaults by tenants, and decreases in market rates for rent. To the extent it invests in mortgages or otherwise derives income from the collection of interest payments, a REIT Subsidiary may be affected by the quality of credit extended, prepayments and defaults by borrowers, and changes in market interest rates, and may be more susceptible to interest rate risk.

Each REIT Subsidiary likely will depend on its ability to generate cash flow to make distributions to the Fund. The Fund’s investments in a REIT Subsidiary could cause the Fund to recognize income in excess of cash received from those investments and, as a result, the Fund may be required to sell portfolio investments, including when it is not advantageous to do so, in order to make distributions. By investing in a REIT Subsidiary, the Fund is indirectly exposed to risks associated with the REIT Subsidiary’s investments. A REIT Subsidiary may invest in real estate and real estate-related investments through wholly-owned special purpose companies. Because each REIT Subsidiary will not be registered under the 1940 Act, the Fund, as an investor in the REIT Subsidiary, will not have the protections afforded to investors in registered investment companies. Changes in the laws of the United States, under which the Fund and a REIT Subsidiary are organized, including the regulations under the Code, could result in the inability of the Fund and/or a REIT Subsidiary to operate as intended and could negatively affect the Fund and its shareholders. Ownership of and investment through a REIT Subsidiary by a closed-end management investment company is relatively novel investment strategy. Differences between the statutory and regulatory regimes applicable to a management investment company and a REIT present additional challenges and risks with regard to a REIT Subsidiary’s qualification as a REIT under the Code, which could result in the REIT Subsidiary and the Fund having additional tax liability, and reduce the Fund’s current income.

A REIT Subsidiary could default on its obligations or go bankrupt. Each REIT Subsidiary will be operated as a separate company and will observe its own corporate formalities (i.e., it will maintain its own separate books & records, and execute agreements in its own name and on its own behalf). Accordingly, creditors and other claimants should only be able to look to the REIT Subsidiary and its assets for settlement of their claims against the REIT Subsidiary. Creditors and other claimants against the REIT Subsidiary will not have general recourse against the Fund unless the Fund guarantees the debt or obligations of the REIT Subsidiary. See “Recourse Financings Risk.” Each REIT Subsidiary is responsible for its own legal costs in defending against any such claims, but those legal costs may diminish its returns, and thus ultimately diminish returns to Fund shareholders. Although each REIT Subsidiary will be organized so that it is generally responsible for its own debts and obligations, there is no guarantee that creditors and other claimants against the REIT Subsidiary will not try to reach the assets of the Fund, even

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where there is no legal basis for recourse to the Fund’s assets. The Fund intends to dispute any such claims, but to the extent it does so it may incur legal costs that will diminish its returns to shareholders.

The REIT Subsidiary may use derivatives for speculative or hedging purposes and non-hedging purposes (that is, to seek to increase total return). The REIT Subsidiary may incur leverage for investment or other purposes, which may increase its volatility. The REIT Subsidiary may invest without limitation in restricted and illiquid investments and equity securities without limitation as to market capitalization, including micro-cap companies, the prices of which may be subject to erratic market movements.

Potential Conflicts of Interest Risk. The investment manager and its affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their other clients may conflict with those of the Fund. The investment manager and its affiliates provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. Subject to the requirements of the 1940 Act, the investment manager and its affiliates intend to engage in such activities and receive compensation from third parties for their services. Neither the investment manager nor its affiliates are under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, other accounts of the investment manager and its affiliates may compete with the Fund for appropriate investment opportunities. The results of the Fund’s investment activities, therefore, may differ from those of other accounts managed by the investment manager or its affiliates, and it is possible that the Fund could sustain losses during periods in which one or more of the proprietary or other accounts managed by the investment manager or its affiliates achieve profits. The investment professionals associated with the investment manager are actively involved in other investment activities not concerning the Fund and will not be able to devote all of their time to the Fund’s business and affairs. The investment manager and its affiliates have adopted policies and procedures designed to address potential conflicts of interests and to allocate investments among the accounts managed by the investment manager and its affiliates in a fair and equitable manner. The Fund depends to a significant extent on the investment manager’s access to the investment professionals and senior management of the investment manager and the information and deal flow generated by the investment manager’s investment professionals and senior management during the normal course of their investment and portfolio management activities. The senior management and the investment professionals of the investment manager source, evaluate, analyze and monitor the Fund’s investments. The Fund’s future success will depend on the continued service of the senior management team and investment professionals of the investment manager.

The investment manager will not cause the Fund to engage in certain negotiated investments alongside affiliates unless the Fund has received an order granting an exemption from Section 17 of the 1940 Act or unless such investments are not prohibited by Section 17(d) of the Investment Company Act or interpretations of Section 17(d) as expressed in SEC no-action letters or other available guidance. A private real estate investment may be owned by multiple Cohen & Steers funds, including the Fund. The investment manager believes that having multiple funds invest in a single private real estate investment may result in economies of scale for shareholders as expenses will be shared across a larger asset base. However, investing alongside other Cohen & Steers funds involves certain risks. Although any funds investing in the same private real estate investment will have similar investment strategies with respect to private real estate investments and therefore are likely to be aligned with

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

respect to their acquisition, holding and disposition of the investment, it is possible that the strategies of one fund might change to the extent that it no longer wishes to invest in the investment. In such a case, its ability to dispose of its interest in the private real estate investment will be limited. Similarly, it is possible that the other fund owners of the investment may wish to dispose of their interest in the investment, potentially necessitating a sale of the investment at a time or price that the Fund believes is disadvantageous.

Real Estate Joint Venture Risk. The Fund through a REIT Subsidiary may enter into real estate joint ventures with third parties to make investments. The Fund may also make investments in partnerships or other co-ownership arrangements or participations. Such investments may involve risks not otherwise present with other methods of investment, including, for instance, the following risks and conflicts of interest:

•	the real estate joint venture partner in an investment could become insolvent or bankrupt;

•	fraud or other misconduct by the real estate joint venture partner;

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the joint venture partner will typically have day-to-day control over the investment, and the Fund’s rights regarding certain major decisions affecting the ownership of the real estate joint venture and the joint venture property, such as the sale of the property or the making of additional capital contributions for the benefit of the property, will typically be limited. These factors may prevent the Fund from taking actions that are opposed by its real estate joint venture partner;

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under certain real estate joint venture arrangements, neither party may have the power to unilaterally direct certain activities of the venture and, under certain circumstances, an impasse could result regarding cash distributions, reserves, or a proposed sale or refinancing of the investment, and this impasse could have an adverse impact on the real estate joint venture, which could adversely impact the operations and profitability of the real estate joint venture and/or the amount and timing of distributions the Fund receives from the real estate joint venture;

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the real estate joint venture partner may at any time have economic or business interests or goals that are or that become in conflict with the Fund’s business interests or goals, including, for instance, the operation of the properties;

•	the real estate joint venture partner may be structured differently than the Fund for tax purposes and this could create conflicts of interest;

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the Fund will typically rely upon its real estate joint venture partner to manage the day-to day operations of the real estate joint venture and underlying assets, as well as to prepare financial information for the real estate joint venture and any failure to perform these obligations appropriately may have a negative impact on the Fund’s performance and results of operations;

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the real estate joint venture partner may experience a change of control, which could result in new management of the real estate joint venture partner with less experience or conflicting interests to the Fund and be disruptive to the Fund’s business;

•	the real estate joint venture partner may be in a position to take action contrary to the Fund’s instructions or requests or contrary to the Fund’s policies or objectives;

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the terms of the real estate joint ventures could restrict the Fund’s ability to sell or transfer its interest to a third party when it desires on advantageous terms, which could result in reduced liquidity;

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•

the Fund or its real estate joint venture partner may have the right to cause the Fund to sell its interest, or acquire its partner’s interest, at a time when the Fund otherwise would not have initiated such a transaction; and

•	the real estate joint venture partner may not have sufficient personnel or appropriate levels of expertise to adequately support the Fund’s initiatives.

In addition, disputes between the Fund and its real estate joint venture partners may result in litigation or arbitration that would increase the Fund’s expenses and prevent the Fund’s officers and trustees from focusing their time and efforts on the Fund’s business. Any of the above might subject the Fund to liabilities and thus reduce its returns on the investment with that real estate joint venture partner.

Recourse Financings Risk: In certain cases, financings for the Fund’s commercial real estate properties may be recourse to the Fund. Generally, commercial real estate financings are structured as non-recourse to the borrower, which limits a lender’s recourse to the property pledged as collateral for the loan, and not the other assets of the borrower or to any parent of borrower, in the event of a loan default. However, lenders customarily will require that a creditworthy parent entity enter into so-called “recourse carveout” guarantees to protect the lender against certain bad-faith or other intentional acts of the borrower in violation of the loan documents.

Valuation Risk: The Fund is subject to valuation risk, which is the risk that one or more of the assets in which the Fund invests are priced incorrectly, due to factors such as incomplete data, market instability or human error. If the Fund ascribes a higher value to assets and their value subsequently drops or fails to rise because of market factors, returns on the Fund’s investment may be lower than expected and could experience losses. Within the parameters of the Fund’s valuation guidelines, the valuation methodologies used to value the Fund’s assets, in particular the Fund’s private real estate investments, will involve subjective judgments and projections and that ultimately may not materialize. Ultimate realization of the value of an asset depends to a great extent on economic, market and other conditions beyond the Fund’s control and the control of the investment manager and the Fund’s independent valuation firms. Rapidly changing market conditions or material events may not be immediately reflected in the Fund’s daily NAV.

Active Management Risk. As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the investment manager’s investment techniques could fail to achieve the Fund’s investment objectives or negatively affect the Fund’s investment performance.

Selection Risk. Different types of stocks tend to shift into and out of favor with stock market investors, depending on market and economic conditions. The performance of funds that invest in value-style stocks may at times be better or worse than the performance of stock funds that focus on other types of stocks or that have a broader investment style.

Cyber Security Risk. With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Fund and its service providers (including the investment manager) may be susceptible to operational and information security risks resulting from cyber-attacks and/or other technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

accessing information or services on a website, releasing confidential information without authorization, gaining unauthorized access to digital systems for purposes of misappropriating assets and causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service. Successful cyber-attacks against, or security breakdowns of, the Fund, the investment manager, or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Furthermore, as a result of breaches in cyber security or other operational and technology disruptions or failures, an exchange or market may close or issue trading halts on specific securities or an entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. While the Fund has established business continuity plans and systems designed to prevent cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Similar types of cyber security risks also are present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.

Each of the Fund and the investment manager may have limited ability to prevent or mitigate cyber-attacks or security or technology breakdowns affecting the Fund’s third-party service providers. While the Fund has established business continuity plans and systems designed to prevent or reduce the impact of cyber-attacks, such plans and systems are subject to inherent limitations.

Geopolitical Risk. Occurrence of global events similar to those in recent years, such as war (including Russia’s military invasion of Ukraine), terrorist attacks, natural or environmental disasters, country instability, infectious disease epidemics or pandemics, such as that caused by the COVID-19 virus and its variants (COVID-19), market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on U.S. and global economies and financial markets. Supply chain disruptions or significant changes in the supply or prices of commodities or other economic inputs may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies or industries. Events occurring in one region of the world may negatively impact industries and regions that are not otherwise directly impacted by the events. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.

Although the long-term economic fallout of COVID-19 is difficult to predict, it has contributed to, and may continue to contribute to, market volatility, inflation and systemic economic weakness. COVID-19 and efforts to contain its spread may also exacerbate other pre-existing political, social, economic, market and financial risks. In addition, the U.S. government and other central banks across Europe, Asia, and elsewhere announced and/or adopted economic relief packages in response to COVID-19. The end of any such program could cause market downturns, disruptions and volatility,

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

particularly if markets view the ending as premature. The COVID-19 pandemic and its effects are expected to continue, and therefore the economic outlook, particularly for certain industries and businesses, remains inherently uncertain.

On January 31, 2020, the United Kingdom (UK) withdrew from the European Union (EU) (referred to as Brexit), commencing a transition period that ended on December 31, 2020. The EU-UK Trade and Cooperation Agreement, a bilateral trade and cooperation deal governing the future relationship between the UK and the EU (TCA), provisionally went into effect on January 1, 2021, and entered into force officially on May 1, 2021, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. Brexit has resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the UK and throughout Europe. There is still considerable uncertainty relating to the potential consequences of the exit, how the negotiations for new trade agreements will be conducted, and whether the UK’s exit will increase the likelihood of other countries also departing the EU. During this period of uncertainty, the negative impact on the UK, European and broader global economies, could be significant, potentially resulting in increased market volatility and illiquidity, political, economic, and legal uncertainty, and lower economic growth for companies that rely significantly on Europe for their business activities and revenues.

On February 24, 2022, Russia launched a large-scale invasion of Ukraine significantly amplifying already existing geopolitical tensions. The United States and many other countries have instituted various economic sanctions against Russia, Russian individuals and entities and Belarus. The extent and duration of the military action, sanctions imposed and other punitive actions taken (including any Russian retaliatory responses to such sanctions and actions), and resulting disruptions in Europe and globally cannot be predicted, but could be significant and have a severe adverse effect on the global economy, securities markets and commodities markets globally, including through global supply chain disruptions, increased inflationary pressures and reduced economic activity. To the extent the Fund has exposure to the energy sector, the Fund may be especially susceptible to these risks. These disruptions may also make it difficult to value the Fund’s portfolio investments and cause certain of the Fund’s investments to become illiquid. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects

Regulatory Risk. The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The SEC’s final rules, related requirements and amendments to modernize reporting and disclosure, along with other potential upcoming regulations, could, among other things, restrict the Fund’s ability to engage in transactions, and/or increase overall expenses of the Fund. In addition to Rule 18f-4, which governs the way derivatives are used by registered investment companies, the SEC, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of the use of derivatives by registered investment companies, which could affect the nature and extent of instruments used by the Fund. The Fund and the instruments in which it invests may be subject to new or additional regulatory constraints in the future. While the full extent of all of these regulations is unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests and its ability to execute its investment strategy. For example, climate change regulation (such as decarbonization legislation, other mandatory controls to reduce emissions of greenhouse gases, or

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

related disclosure requirements) could significantly affect the Fund or its investments by, among other things, increasing compliance costs or underlying companies’ operating costs and capital expenditures. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and their revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions thereon can decline. In addition, during any periods of rising inflation, dividend rates of any debt securities issued by the Fund would likely increase, which would tend to further reduce returns to common shareholders.

Loans of Portfolio Securities. Consistent with applicable regulatory requirements and the Fund’s investment restrictions, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund, and are at all times collateralized in accordance with applicable regulatory requirements. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale.

Tax Risk. The Fund may invest in preferred securities or other securities the Federal income tax treatment of which may not be clear or may be subject to recharacterization by the Internal Revenue Service. It could be more difficult for the Fund to comply with the tax requirements applicable to regulated investment companies if the tax characterization of the Fund’s investments or the tax treatment of the income from such investments were successfully challenged by the Internal Revenue Service.

Leverage Risk. The Fund currently uses financial leverage for investment purposes by borrowing from BNPP and is also permitted to use other types of financial leverage, such as through the issuance of debt securities or preferred shares and borrowing from other financial institutions. As provided in the 1940 Act and subject to certain exceptions, the Fund may issue additional senior securities (which may be stock, such as preferred shares, and/or securities representing debt) only if immediately after such issuance the value of the Fund’s total assets, less certain ordinary course liabilities, exceeds 300% of the amount of the debt outstanding and exceeds 200% of the amount of preferred shares and debt outstanding.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having a similar investment objectives and policies. These include the possibility of greater loss and the likelihood of higher volatility of the net asset value of the Fund. Such volatility may increase the likelihood of the Fund having to sell investments in order to meet its obligations to make principal or interest payments on borrowings, or to repay borrowings, when it may be disadvantageous to do so. The Fund’s use of leverage may require it to sell portfolio investments at inopportune times in order to raise cash to de-leverage so as to maintain required asset coverage amounts or comply with the mandatory

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redemption terms of any outstanding preferred shares. The use of leverage magnifies both the favorable and unfavorable effects of price movements in the investments made by the Fund. To the extent that the Fund employs leverage in its investment operations, the Fund is subject to substantial risk of loss. The Fund cannot assure you that borrowings or the issuance of preferred shares will result in a higher yield or return to the holders of the common shares. Also, since the Fund utilizes leverage, a decline in net asset value could affect the ability of the Fund to make common share distributions and such a failure to make distributions could result in the Fund ceasing to qualify as a RIC under the Code. Any decline in the net asset value of the Fund’s investments would be borne entirely by the holders of common shares. Therefore, if the market value of the Fund’s portfolio declines, the leverage will result in a greater decrease in net asset value to the holders of common shares than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares. The Fund might be in danger of failing to maintain the required asset coverage of its borrowings or, in an extreme case, the Fund’s current investment income might not be sufficient to meet the interest requirements on the borrowings. In order to counteract such an event, the Fund might need to liquidate investments in order to fund a repayment of some or all of the borrowings. In some market conditions, the Fund may not be able to employ leverage to the extent or at the cost desired. This could prevent the Fund from executing its portfolio strategies or could otherwise depress shareholder returns.

Anti-Takeover Provisions. The Charter and By-Laws of the Fund include provisions that could limit the ability of other entities or persons to acquire control of the Fund or change the Fund’s structure. The provisions may have the effect of depriving common stockholders of an opportunity to sell their shares at a premium over prevailing market prices or have the effect of inhibiting conversion of the Fund to an open-end fund.

LIBOR Risk. Many financial instruments are tied to the London Interbank Offered Rate, or “LIBOR,” to determine payment obligations, financing terms, hedging strategies, or investment value. LIBOR is the offered rate for short-term Eurodollar deposits between major international banks. The Head of the UK Financial Conduct Authority (FCA) and LIBOR’s administrator, ICE Benchmark Administration (IBA) ceased publication of most LIBOR settings at the end of 2021 and the IBA is expected to cease publication of a majority of U.S. dollar LIBOR settings after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate (SOFR) for U.S. dollar LIBOR and the Sterling Overnight Interbank Average Rate for GBP LIBOR). Other countries are introducing their own local-currency-denominated alternative reference rates for short-term lending and global consensus on alternative rates is lacking.

In March 2022, the U.S. federal government enacted the Adjustable Interest Rate (LIBOR) Act (LIBOR Act) to establish a process for replacing LIBOR in certain existing contracts that do not already provide for the use of a clearly defined or practicable replacement benchmark rate as described in the LIBOR Act. Generally, for contracts that do not contain a fallback provision as described in the LIBOR Act, a benchmark replacement recommended by the Federal Reserve Board will effectively replace the U.S. dollar LIBOR benchmark in the contract after June 30, 2023. The recommended benchmark replacement will be based on SOFR published by the Federal Reserve Bank of New York, including certain spread adjustments and benchmark replacement conforming changes. On December 16, 2022, the Federal Reserve Board adopted a final rule that implements the LIBOR Act. The final rule restates

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safe harbor protections contained in the LIBOR Act for selection or use of the replacement benchmark rate selected by the Federal Reserve Board. Consistent with the LIBOR Act, the final rule is also intended to ensure that LIBOR contracts adopting a benchmark rate selected by the Federal Reserve Board will not be interrupted or terminated following LIBOR’s replacement.

There remains uncertainty and risk regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments, the suitability of the proposed replacement rates, and the process for amending existing contracts and instruments remains unclear. As such, the transition away from LIBOR may lead to increased volatility and illiquidity in markets that are tied to LIBOR, reduced values of, inaccurate valuations of, and miscalculations of payment amounts for LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and reduced effectiveness of hedging strategies, adversely affecting the Fund’s performance or NAV. In addition, any alternative reference rate may be a less effective substitute resulting in prolonged adverse market conditions for the Fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the cessation of LIBOR publications.

Mortgage- and Asset-Backed Securities. The Fund may invest in mortgage- and asset-backed securities. Mortgage-backed securities are mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or issued by non-government entities. Mortgage related securities represent pools of mortgage loans assembled for sale to investors by various government agencies, as well as by non-government issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not guaranteed.

Other asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements and from sales of personal property. Regular payments received in respect of such securities include both interest and principal. Asset-backed securities typically have no U.S. Government backing. Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

If a Fund purchases a mortgage-backed or other asset-backed security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. Although the value of a mortgage-backed or other asset-backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages and loans underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-backed or other asset-backed security’s average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security’s return.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

Investment Restrictions

Fundamental Investment Restrictions

The Fund has adopted certain investment limitations limiting the following activities except as specifically authorized. Under these limitations, the Fund may not:

1.

Issue senior securities (including borrowing money for other than temporary purposes) except in conformity with the limits set forth in the 1940 Act; or pledge its assets other than to secure such issuances or borrowings or in connection with permitted investment strategies; notwithstanding the foregoing, the Fund may borrow up to an additional 5% of its managed assets for temporary purposes;

2.	Act as an underwriter of securities issued by other persons, except insofar as the Fund may be deemed an underwriter in connection with the disposition of securities;

3.

Purchase or sell real estate, mortgages on real estate or commodities, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including REITs, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities;

4.	Purchase or sell commodities or commodity futures contracts, except that the Fund may invest in financial futures contracts, options thereon and such similar instruments;

5.

Make loans to other persons except through the lending of securities held by it (but not to exceed a value of one-third of managed assets), through the use of repurchase agreements, and by the purchase of debt securities, all in accordance with its investment policies; and

6.

Invest more than 25% of its managed assets in securities of issuers in any one industry other than the U.S. real estate industry, in which at least 25% of the Fund’s managed assets will be invested; provided, however, that such limitation shall not apply to obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities.

The investment restrictions above have been adopted as fundamental policies of the Fund. Under the 1940 Act, a fundamental policy may not be changed without the approval of the holders of a “majority of the outstanding” voting securities of the Fund.

Additional Non-Fundamental Investment Restrictions

Non-fundamental policies may be changed by the Fund’s Board without shareholder approval. Currently, the Fund may not:

1.	Invest more than 10% of its total assets in debt securities issued or guaranteed by real estate companies;

2.	Pledge, mortgage or hypothecate its assets except in connection with permitted borrowings;

3.	Acquire or retain securities of any investment company, except up to the limits permitted by Section 12(d)(1) of the 1940 Act or any exemption or acquired as part of a merger.

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4.	Invest more than 20% of the Fund’s total assets in preferred stock or debt securities rated below investment grade (commonly known as “junk bonds”) or unrated securities of comparable quality; or

5.	Invest in oil, gas or other mineral exploration programs, development programs or leases, except that the Fund may purchase securities of companies engaging in whole or in part in such activities.

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MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreements with its investment manager, administrator, co-administrator, custodian and transfer agent. The management of the Fund’s day-to-day operations is delegated to its officers, the investment manager, administrator and co-administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The Board of Directors and officers of the Fund and their principal occupations during at least the past five years are set forth below.

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Interested Directors[4]

Joseph M. Harvey 1963	Director, Chair	Until Next Election of Directors	Chief Executive Officer since 2022 and President since 2003 of Cohen & Steers Capital Management, Inc. (CSCM or the Advisor), and Chief Executive Officer since 2022 and President since 2004 of Cohen & Steers, Inc. (CNS). Chief Investment Officer of CSCM from 2003 to 2019. Prior to that, Senior Vice President and Director of Investment Research of CSCM.	21	Since 2014

Adam M. Derechin 1964	Director	Until Next Election of Directors	Chief Operating Officer of CSCM since 2003 and CNS since 2004. President and Chief Executive Officer of the Funds from 2005 to 2021.	21	Since 2021

Independent Directors

Michael G. Clark 1965	Director	Until Next Election of Directors	CFA; From 2006 to 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	21	Since 2011

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Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

George Grossman 1953	Director	Until Next Election of Directors	Attorney-at-law.	21	Since 1993

Dean A. Junkans 1959	Director	Until Next Election of Directors	CFA; Advisor to SigFig (a registered investment advisor) since July, 2018; Chief Investment Officer at Wells Fargo Private Bank from 2004 to 2014 and Chief Investment Officer of the Wealth, Brokerage and Retirement group at Wells Fargo & Company from 2011 to 2014; former Member and Chair, Claritas Advisory Committee at the CFA Institute from 2013 to 2015; former Adjunct Professor and Executive-In-Residence, Bethel University, 2015 to 2022; former Board Member and Investment Committee member, Bethel University Foundation, 2010 to 2022; former Corporate Executive Board Member of the National Chief Investment Officers Circle, 2010 to 2015; formerly, Member of the Board of Governors of the University of Wisconsin Foundation, River Falls, 1996 to 2004; U.S. Army Veteran, Gulf War.	21	Since 2015

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Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Gerald J. Maginnis 1955	Director	Until Next Election of Directors	Philadelphia Office Managing Partner, KPMG LLP from 2006 to 2015; Partner in Charge, KPMG Pennsylvania Audit Practice from 2002 to 2008; President, Pennsylvania Institute of Certified Public Accountants (PICPA) from 2014 to 2015; Member, PICPA Board of Directors from 2012 to 2016; Member, Council of the American Institute of Certified Public Accountants (AICPA) from 2013 to 2017; Member, Board of Trustees of AICPA Foundation from 2015 to 2020; Board member and Audit Committee Chairman of inTEST Corporation since 2020; Chairman of the Advisory Board of Centri Consulting LLC since 2022.	21	Since 2015

Jane F. Magpiong 1960	Director	Until Next Election of Directors	President, Untap Potential since 2013; Senior Managing Director, TIAA-CREF, from 2011 to 2013; National Head of Wealth Management, TIAA- CREF, from 2008 to 2011; President, Bank of America Private Bank from 2005 to 2008; and prior to that, Executive Vice President, Fleet Private Clients Group, from 2003 to 2004.	21	Since 2015

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Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Daphne L. Richards 1966	Director	Until Next Election of Directors	President and CIO of Ledge Harbor Management since 2016; Investment Committee Member of the Berkshire Taconic Community Foundation since 2015 and Member of the Advisory Board of Northeast Dutchess Fund since 2016; former Independent Director of Cartica Management, LLC, 2015 to 2022; formerly, worked at Bessemer Trust Company from 1999 to 2014; Frank Russell Company from 1996 to 1999. Union Bank of Switzerland from 1993 to 1996; Credit Suisse from 1990 to 1993; and Hambros International Venture Capital Fund from 1988 to 1989.	21	Since 2017

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Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Ramona Rogers-Windsor 1960	Director	Until Next Election of Directors	CFA; Member, Capital Southwest Board of Directors since March 2021; member, Thomas Jefferson University Board of Trustees since 2020; Managing Director, Public Investments Department, Northwestern Mutual Investment Management Company, LLC from 2012 to 2019; member, Milwaukee Film, LLC Board of Directors from 2016 to 2019.	21	Since 2021

[1]	The address for each director is 280 Park Avenue, New York, NY 10017.
[2]	On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.
[3]	The length of time served represents the year in which the Director was first elected or appointed to any fund in the Cohen & Steers Fund Complex.
[4]	“Interested person” as defined in the 1940 Act, of the Fund because of affiliation with CSCM (Interested Directors).

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The officers of the Fund (other than Mr. Harvey, whose biography is provided above), their address, their year of birth and their principal occupations for at least the past five years are set forth below.

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Principal Occupation During At Least the Past 5 Years	Length of Time Served[2]

James Giallanza 1966	President and Chief Executive Officer	Executive Vice President of CSCM since 2014. Prior to that, Senior Vice President of CSCM since 2006.	Since 2006

Albert Laskaj 1977	Treasurer and Chief Financial Officer	Senior Vice President of CSCM since 2019. Prior to that, Vice President of CSCM since 2015.	Since 2015

Dana A. DeVivo 1981	Secretary and Chief Legal Officer	Senior Vice President of CSCM since 2019. Prior to that, Vice President of CSCM since 2013.	Since 2015

Stephen Murphy 1966	Chief Compliance Officer and Vice President	Senior Vice President of CSCM since 2019. Prior to that, Managing Director at Mirae Asset Securities (USA) Inc. since 2017. Prior to that, Vice President and Chief Compliance Officer of Weiss Multi-Strategy Advisers LLC since 2011.	Since 2019

Yigal D. Jhirad 1964	Vice President	Senior Vice President of CSCM since 2007.	Since 2007

William F. Scapell 1967	Vice President	Executive Vice President of CSCM since 2014. Prior to that, Senior Vice President of CSCM since 2003.	Since 2003

Jason A. Yablon 1979	Vice President	Executive Vice President of CSCM effective January 2022. Prior to that, Senior Vice President of CSCM since 2014.	Since 2012

Mathew Kirschner 1979	Vice President	Senior Vice President of CSCM since 2019. Prior to that, Vice President of CSCM since 2010.	Since 2020

[1]	The address of each officer is 280 Park Avenue, New York, NY 10017.
[2]

Officers serve one-year terms. The length of time served represents the year in which the officer was first elected as an officer of any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Transaction history and account transactions

• Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call 800.330.7348

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Cohen & Steers Privacy Policy—(Continued)

Who we are

Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan Limited, Cohen & Steers UK Limited, Cohen & Steers Ireland Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do

How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

• Open an account or buy securities from us

• Provide account information or give us your contact information

• Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

Cohen & Steers Open-End Mutual Funds

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSJAX, CSJCX, CSJIX, CSRSX, CSJRX, CSJZX

COHEN & STEERS REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX

COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS PREFERRED SECURITIES

AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS LOW DURATION PREFERRED

AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

•	Symbols: LPXAX, LPXCX, LPXFX, LPXIX, LPXRX, LPXZX

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND

•	Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS ALTERNATIVE INCOME FUND

•	Designed for investors seeking high current income and capital appreciation, investing in equity, preferred and debt securities, focused on real assets and alternative income strategies

•	Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

OFFICERS AND DIRECTORS

Joseph M. Harvey

Director, Chair and Vice President

Adam M. Derechin

Director

Michael G. Clark

Director

George Grossman

Director

Dean A. Junkans

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Daphne L. Richards

Director

Ramona Rogers-Windsor

Director

James Giallanza

President and Chief Executive Officer

Albert Laskaj

Treasurer and Chief Financial Officer

Dana A. DeVivo

Secretary and Chief Legal Officer

Stephen Murphy

Chief Compliance Officer and Vice President

Yigal D. Jhirad

Vice President

William F. Scapell

Vice President

Jason A. Yablon

Vice President

Mathew Kirschner

Vice President

KEY INFORMATION

Investment Manager and Administrator

Cohen & Steers Capital Management, Inc.

280 Park Avenue New York, NY 10017

(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Transfer Agent

Computershare

150 Royall Street

Canton, MA 02021

(866) 227-0757

Legal Counsel

Ropes & Gray, LLP

1211 Avenue of the Americas

New York, NY 10036

New York Stock Exchange Symbol:	RQI

Website: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

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Cohen & Steers

Quality Income

RealtyFund(RQI)

Annual Report December 31, 2022

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website at www.cohenandsteers.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, by signing up at www.cohenandsteers.com.

You may elect to receive all future reports in paper, free of charge, at any time. If you invest through a financial intermediary, you can contact your financial intermediary or, if you are a direct investor, you can call (866) 227-0757 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held within the fund complex if you invest directly with the Fund.

RQIAR

Item 2. Code of Ethics.

The registrant has adopted a code of ethics as defined in Item 2 of Form N-CSR (the “Code of Ethics”) that applies to its Principal Executive Officer and Principal Financial Officer. The Code of Ethics was in effect during the reporting period. The registrant has not amended the Code of Ethics as described in Form N-CSR during the reporting period. The registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics, as described in Form N-CSR, during the reporting period. A current copy of the Code of Ethics is available on the registrant’s website at
https://assets.cohenandsteers.com/assets/content/uploads/Code_of_Ethics_for_Principal_Executive_and_Principal_Financial_Officers_of_the_Funds.pdf. Upon request, a copy of the Code of Ethics can be obtained free of charge by calling 800-330-7348 or writing to the Secretary of the Registrant, 280 Park Avenue, 10th floor, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Gerald J. Maginnis qualifies as an audit committee financial expert based on his years of experience in the public accounting profession. The registrant’s board has determined that Michael G. Clark qualifies as an audit committee financial expert based on his years of experience in the public accounting profession and the investment management and financial services industry. The registrant’s board has determined that Ramona Rogers-Windsor qualifies as an audit committee financial expert based on her years of experience in the investment management and financial services industry. Each of Messrs. Maginnis and Clark and Ms. Rogers-Windsor is a member of the board’s audit committee, and each is independent as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years ended December 31, 2022 and December 31, 2021 for professional services rendered by the registrant’s principal accountant were as follows:

	2022	2021
Audit Fees	$59,401	$47,501
Audit-Related Fees	$11,000	$0
Tax Fees	$18,300	$5,865
All Other Fees	$0	$0

Tax fees were billed in connection with tax compliance services, including the preparation and review of federal and state tax returns and the computation of corporate and franchise tax amounts.

(e)(1) The registrant’s audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee may not delegate its responsibility to pre-approve services to be performed by the registrant’s principal accountant to the investment advisor.

(e)(2) No services included in (b) – (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal years ended December 31, 2022 and December 31, 2021, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant were:

	2022	2021
Registrant	$18,300	$5,865
Investment Advisor	$0	$0

(h) The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the committee are Gerald J. Maginnis (chairman), Michael G. Clark and Ramona Rogers-Windsor.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated voting of proxies in respect of portfolio holdings to Cohen & Steers Capital Management, Inc. (“C&S”), in accordance with the policies and procedures set forth below.

COHEN & STEERS CAPITAL MANAGEMENT, INC.

STATEMENT OF POLICIES AND PROCEDURES REGARDING THE VOTING OF SECURITIES

This statement sets forth the policies and procedures that Cohen & Steers Capital Management, Inc. and its affiliated advisors (“Cohen & Steers”, “we” or “us”) follow in exercising voting rights with respect to securities held in its client portfolios. All proxy-voting rights that are exercised by Cohen & Steers shall be subject to this Statement of Policy and Procedures.

General Proxy Voting Guidelines

Objectives

Voting rights are an important component of corporate governance. Cohen & Steers has three overall objectives in exercising voting rights:

•

Responsibility. Cohen & Steers shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company’s shareholders. Although accountability can be promoted in a variety of ways, protecting shareholder voting rights may be among our most important tools.

•

Rationalizing Management and Shareholder Concerns. Cohen & Steers seeks to ensure that the interests of a company’s management and board are aligned with those of the company’s shareholders. In this respect, compensation must be structured to reward the creation of shareholder value.

•

Shareholder Communication. Since companies are owned by their shareholders, Cohen & Steers seeks to ensure that management effectively communicates with its owners about the company’s business operations and financial performance. It is only with effective communication that shareholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company’s securities.

General Principles

In exercising voting rights, Cohen & Steers shall conduct itself in accordance with the general principles set forth below.

•	The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.

•	In exercising voting rights, Cohen & Steers shall engage in a careful evaluation of issues that may materially affect the rights of shareholders and the value of the security.

•	Consistent with general fiduciary duties, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.

•	In exercising voting rights on behalf of clients, Cohen & Steers shall conduct itself in the same manner as if Cohen & Steers were the beneficial owner of the securities.

•	To the extent reasonably possible, Cohen & Steers shall participate in each shareholder voting opportunity.

•	Voting rights shall not automatically be exercised in favor of management-supported proposals.

•	Cohen & Steers, and its officers and employees, shall never accept any item of value in consideration of a favorable proxy vote.

General Guidelines

Set forth below are general guidelines that Cohen & Steers shall follow in exercising proxy voting rights:

•

Prudence. In making a proxy voting decision, Cohen & Steers shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value. Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.

•

Third Party Views. While Cohen & Steers may consider the views of third parties, Cohen & Steers shall never base a proxy voting decision solely on the opinion of a third party. Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize shareholder value.

•

Shareholder Value. Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ. In determining how a proxy vote may affect the economic value of a security, Cohen & Steers shall consider both short-term and long-term views about a company’s business and prospects, especially in light of our projected holding period on the stock (e.g., Cohen & Steers may discount long-term views on a short-term holding).

Specific Guidelines

Board and Director Proposals

Election of Directors

Voting for Director Nominees in Uncontested Elections

Votes on director nominees are made on a case-by-case basis using a “mosaic” approach, where all factors are considered and no single factor is determinative. In evaluating director nominees, Cohen & Steers considers the following factors:

•	Whether the nominee attended less than 75 percent of the board and committee meetings without a valid excuse for the absences;

•

Whether the nominee is an inside or affiliated outside director and sits on the audit, compensation, or nominating committees and/or the full board serves as the audit, compensation, or nominating committees or the company does not have one of these committees;

•	Whether the board ignored a significant shareholder proposal that was approved by a majority of the votes cast in the previous year;

•	Whether the board, without shareholder approval, instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year;

•	Whether the nominee is the chairman or CEO of a publicly-traded company who serves on more than two (2) public company boards;

•	In the case of nominees other than the chairman or CEO, whether the nominee serves on more than four (4) public company boards;

•	If the nominee is an incumbent director, the length of tenure taking into account tenure limits recommended by local corporate governance codes[1];

•	Whether the nominee has a material related party transaction or a material conflict of interest with the company;

•	Whether the nominee (or the entire board) has a record of making poor corporate or strategic decisions or has demonstrated an overall lack of good business judgment;

•	Material failures of governance, stewardship, or fiduciary responsibilities at the company;

•	Materials failures of risk oversight including, but not limited to:

•	Bribery;

•	Large or serial fines from regulatory bodies;

•	Demonstrably poor risk oversight of environmental and social issues, including climate change;

•	Significant adverse legal judgments or settlements;

•	Hedging of company stock by employees or directors of a company; or

•	Significant pledging of company stock in the aggregate by officers or directors of a company;

•	Whether the board has oversight of material climate-related risks and opportunities including, but not limited to:

•

The transition and physical risks the company faces related to climate change on its operations and investments in terms of the impact on its business and financial condition, including the company’s related disclosures;

•	How the board identifies, measures and manages such risks; and

•	The board’s oversight of climate-related risk as a part of governance, strategy, risk management, and metrics and targets;

•

Actions related to a nominee’s service on other boards that raise substantial doubt about such nominee’s ability to effectively oversee management and serve the best interests of shareholders at any company; and

•

In the case of a nominee that is the chair of the nominating committee (or other directors on a case-by-case basis), whether the company’s board lacks diversity including, but not limited to, diversity of gender, ethnicity, race and background.

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors are evaluated on a case-by-case basis considering the long-term financial performance of the company relative to its industry management’s track record, the qualifications of the nominees and other relevant factors.

[1]

For example, in the UK, independent directors of publicly traded companies with tenure exceeding nine (9) years are reclassified as non-independent unless the company can explain why they remain independent.

Board Composition and Gender Diversity

Cohen & Steers encourages companies to continue to evolve diversity and inclusion practices. Cohen & Steers generally votes against the chair of the nominating committee (or other directors on a case-by-case basis) at companies where the post-election board contains no female directors if the board has not included a female director during the last 12 months and the company has not articulated a plan to include a qualified female nominee.

Non-Disclosure of Board Nominees

Cohen & Steers generally votes against the election of director nominees if the names of the nominees are not disclosed prior to the meeting. However, Cohen & Steers recognizes that companies in certain emerging markets may have legitimate reasons for not disclosing nominee names. In such cases, if a company discloses a legitimate reason why such nominee names have not been disclosed, Cohen & Steers may vote for the nominees even if nominee names are not disclosed.

Majority Vote Requirement for Directors (SP)2

Cohen & Steers generally votes for proposals asking the board to amend the company’s governance documents (charter or bylaws) to provide that director nominees will be elected by the affirmative vote of the majority of votes cast.

Separation of Chairman and CEO (SP)

Cohen & Steers generally votes for proposals to separate the CEO and chairman positions. However, Cohen & Steers does recognize that under certain circumstances, it may be in the company’s best interest for the CEO and chairman positions to be held by one person.

Independent Chairman (SP)

Cohen & Steers reviews on a case-by-case basis proposals requiring the chairman’s position to be filled by an independent director taking into account the company’s current board leadership and governance structure, company performance, and any other factors that may be relevant.

Lead Independent Director (SP)

In cases where the CEO and chairman roles are combined or the chairman is not independent, Cohen & Steers votes for the appointment of a lead independent director.

Board Independence (SP)

Cohen & Steers believes that boards should have a majority of independent directors. Therefore, Cohen & Steers vote for proposals that require the board to be comprised of a majority of independent directors.

In general, Cohen & Steers considers a director independent if the director satisfies the independence definition set forth in local corporate governance codes and/or the applicable listing standards of the exchange on which the company’s stock is listed.

In addition, Cohen & Steers generally considers a director independent if the director has no significant financial, familial or other ties with the company that may pose a conflict and has not been employed by the company in an executive capacity.

Board Size (SP)

Cohen & Steers generally votes for proposals to limit the size of the board to 15 members or less.

[2]	“SP” refers to a shareholder proposal.

Classified Boards (SP)

Cohen & Steers generally votes in favor of proposals to declassify boards of directors. In voting on proposals to declassify a board of directors, Cohen & Steers evaluates all facts and circumstances, including whether: (i) the current management and board have a history of making good corporate and strategic decisions and (ii) the proposal is in the best interests of shareholders.

Tiered Boards (non-U.S.)

Cohen & Steers votes in favor of unitary boards as opposed to tiered board structures. Cohen & Steers believes that unitary boards offer flexibility while, with a tiered structure, there is a risk of upper tier directors becoming remote from the business, while lower tier directors become deprived of contact with outsiders of wider experience. No director should be excluded from the requirement to submit him/herself for re-election on a regular basis.

Independent Committees (SP)

Cohen & Steers votes for proposals requesting that a board’s audit, compensation and nominating committees consist only of independent directors.

Adoption of a Board with Audit Committee Structure (JAPAN)

Cohen & Steers votes for article amendments to adopt a board with an audit committee structure unless the structure obstructs shareholders’ ability to submit proposals on income allocation related issues or the company already has a 3-committee (U.S. style) structure.

Non-Disclosure of Board Compensation

Cohen & Steers generally votes against the election of director nominees at companies if the compensation paid to such directors is not disclosed prior to the meeting. However, Cohen & Steers recognizes that companies in certain emerging markets may have legitimate reasons for not disclosing such compensation. In such cases, if a company discloses a legitimate reason why such compensation should not be disclosed, Cohen & Steers may vote for the nominees even if compensation is not disclosed.

Director and Officer Indemnification and Liability Protection

Cohen & Steers votes in favor of proposals providing indemnification for directors and officers for acts conducted in the normal course of business that is consistent with the laws of the jurisdiction of formation. Cohen & Steers also vote in favor of proposals that expand coverage for directors and officers where, despite an unsuccessful legal defense, the director or officer acted in good faith and in the best interests of the company. Cohen & Steers votes against proposals that would expand indemnification beyond coverage of legal expenses to coverage of acts, such as gross negligence, that are violations of fiduciary obligations.

Directors’ Liability (non-U.S.)

These proposals ask shareholders to give discharge from responsibility for all decisions made during the previous financial year. Depending on the country, this resolution may or may not be legally binding, may not release the board from its legal responsibility, and does not necessarily eliminate the possibility of future shareholder action (although it does make such action more difficult to pursue).

Cohen & Steers will generally vote for the discharge of directors, including members of the management board and/or supervisory board, unless the board is not fulfilling its fiduciary duties as evidenced by:

•	A lack of oversight or actions by board members that amount to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest;

•

Any legal issues (e.g., civil/criminal) aimed to hold the board liable for past or current actions that constitute a breach of trust, such as price fixing, insider trading, bribery, fraud, or other illegal actions; or

•	Other egregious governance issues where shareholders are likely to bring legal action against the company or its directors.

Directors’ Contracts (non-U.S.)

Best market practice about the appropriate length of directors’ service contracts varies by jurisdiction. As such, Cohen & Steers votes these proposals on a case-by-case basis taking into account the best interests of the company and its shareholders and local market practice.

Compensation Proposals

Votes on Executive Compensation. “Say-on-Pay” votes are determined on a case-by-case basis taking into account the reasonableness of the company’s compensation structure and the adequacy of the disclosure.

Cohen & Steers generally votes against in circumstances where there are an unacceptable number of problematic pay practices including:

•	Poor linkage between executive pay and company performance and profitability;

•

The presence of objectionable structural features in the compensation plan, such as excessive perquisites, golden parachutes, tax-gross up provisions, and automatic benchmarking of pay in the top half of the peer group; and

•	A lack of proportionality in the plan relative to the company’s size and peer group.

Additional Disclosure of Executive and Director Pay (SP). Cohen & Steers generally votes for shareholder proposals that seek additional disclosure of executive and director pay information.

Frequency of Shareholder Votes on Executive Compensation. Cohen & Steers generally votes for annual shareholder advisory votes to approve executive compensation.

Golden Parachutes. In general, Cohen & Steers votes against golden parachutes because they impede potential takeovers that shareholders should be free to consider. Cohen & Steers opposes the use of employment agreements that result in excessive cash payments and generally withhold our vote at the next shareholder meeting for directors who approved golden parachutes.

In the context of an acquisition, merger, consolidation, or proposed sale, Cohen & Steers votes on a case-by-case basis on proposals to approve golden parachute payments. Factors that may result in a vote against include:

•	Potentially excessive severance payments;

•	Agreements that include excessive excise tax gross-up provisions;

•	Single-trigger payments upon a change in control (“CIC”), including cash payments and the acceleration of performance-based equity despite the failure to achieve performance measures;

•	Single-trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);

•	Recent amendments or other changes that may make packages so attractive as to encourage transactions that may not be in the best interests of shareholders; or

•	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Non-Executive Director Remuneration (non-U.S.). Cohen & Steers evaluates these proposals on a case-by-case basis taking into account the remuneration mix and the adequacy of the disclosure. Cohen & Steers believes that non-executive directors should be compensated with a mix of cash and equity to align their interests with the interests of shareholders. The details of such remuneration should be fully disclosed and provided with sufficient time for us to consider our vote.

Approval of Annual Bonuses for Directors and Statutory Auditors (JAPAN). Cohen & Steers generally supports the payment of annual bonuses to directors and statutory auditors except in cases of scandals or extreme underperformance.

Equity Compensation Plans. Votes on proposals related to compensation plans are determined on a case-by-case basis taking into account plan features and equity grant practices, where positive factors may counterbalance negative factors (and vice versa), as evaluated based on three pillars:

•

Plan Cost: the total estimated cost of the company’s equity plans relative to industry/market cap peers measured by the company’s estimated shareholder value transfer (SVT) in relation to peers, considering:

•	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and

•	SVT based only on new shares requested plus shares remaining for future grants.

•	Plan Features:

•	Automatic single-trigger award vesting upon a CIC;

•	Discretionary vesting authority;

•	Liberal share recycling on various award types; and

•	Minimum vesting period for grants made under the plan.

•	Grant Practices:

•	The company’s three year burn rate relative to its industry/market cap peers;

•	Vesting requirements for most recent CEO equity grants (3-year look-back);

•	The estimated duration of the plan based on the sum of shares remaining available and the new shares requested divided by the average annual shares granted in the prior three years;

•	The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;

•	Whether the company maintains a claw-back policy; and

•	Whether the company has established post exercise/vesting shareholding requirements.

Cohen & Steers generally votes against compensation plan proposals if the combination of factors indicates that the plan, overall is not, in the interests of shareholders, or if any of the following apply:

•	Awards may vest in connection with a liberal CIC;

•	The plan would permit re-pricing or cash buyout of underwater options without shareholder approval;

•	The plan is a vehicle for problematic pay practices or a pay-for-performance disconnect; or

•	Any other plan features that are determined to have a significant negative impact on shareholder interests.

Equity Compensation Plans (non-U.S.). Cohen & Steers evaluates these proposals on a case-by-case basis. Share option plans should be clearly explained and fully disclosed to both shareholders and participants and put to shareholders for approval. Each director’s share options should be detailed, including exercise prices, expiration dates and the market price of the shares at the date of exercise. They should take into account appropriate levels of dilution. Options should vest in reference to challenging performance criteria, which are disclosed in advance. Share options should be fully expensed so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be disclosed to shareholders.

Long-Term Incentive Plans (non-U.S.). A long-term incentive plan refers to any arrangement, other than deferred bonuses and retirement benefit plans, which require one or more conditions in respect of service and/or performance to be satisfied over more than one financial year.

Cohen & Steers evaluates these proposals on a case-by-case basis. Cohen & Steers generally votes in favor of plans with robust incentives and challenging performance criteria that are fully disclosed to shareholders in advance and vote against plans that are excessive or contain easily achievable performance metrics or where there is excessive discretion delegated to remuneration committees. Cohen & Steers would expect remuneration committees to explain why criteria are considered to be challenging and how they align the interests of shareholders with the interests of the plan participants. Cohen & Steers will also vote against proposals that lack sufficient disclosure.

Transferable Stock Options. Cohen & Steers evaluates on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including the cost of the proposal and alignment with shareholder interests.

Approval of Cash or Cash-and-Stock Bonus Plans. Cohen & Steers votes to approve cash or cash-and-stock bonus plans that seek to exempt executive compensation from limits on deductibility imposed by Section 162(m) of the Internal Revenue Code.

Employee Stock Purchase Plans. Cohen & Steers votes for the approval of employee stock purchase plans, although Cohen & Steers generally believes the discounted purchase price should not exceed 15% of the current market price.

401(k) Employee Benefit Plans. Cohen & Steers votes for proposals to implement a 401(k) savings plan for employees.

Pension Arrangements (non-U.S.). Cohen & Steers evaluates these proposals on a case-by-case basis. Pension arrangements should be transparent and cost-neutral to shareholders. Cohen & Steers believes it is inappropriate for executives to participate in pension arrangements that are materially different than those offered to other employees (such as continuing to participate in a final salary arrangement when employees have been transferred to a money purchase plan). One-off payments into individual director’s pension plans, changes to pension entitlements, and waivers concerning early retirement provisions must be fully disclosed and justified to shareholders.

Stock Ownership Requirements (SP). Cohen & Steers supports proposals requiring senior executives and directors to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), which may include restricted stock or restricted stock units.

Stock Holding Periods (SP). Cohen & Steers generally votes against proposals requiring executives to hold stock received upon option exercise for a specific period of time.

Recovery of Incentive Compensation (SP). Cohen & Steers generally votes for proposals to recover incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the award of incentive compensation.

Capital Structure Changes and Anti-Takeover Proposals

Increase to Authorized Shares. Cohen & Steers generally votes for increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan).

Blank Check Preferred Stock. Cohen & Steers generally votes against proposals authorizing the creation of new classes of preferred stock without specific voting, conversion, distribution and other rights, and proposals to increase the number of authorized blank check preferred shares. Cohen & Steers may vote in favor of these proposals if Cohen & Steers receives reasonable assurances that (i) the preferred stock was authorized by the board for legitimate capital formation purposes and not for anti-takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock. These representations should be made either in the proxy statement or in a separate letter from the company to us.

Pre-Emptive Rights. Cohen & Steers generally votes against the issuance of equity shares with pre-emptive rights. However, Cohen & Steers may vote for shareholder pre-emptive rights where such pre-emptive rights are necessary taking into account the best interests of the company’s shareholders. In addition, we acknowledge that international local practices may call for shareholder pre-emptive rights when a company seeks authority to issue shares (e.g., UK authority for the issuance of only up to 5% of outstanding shares without pre-emptive rights). While Cohen & Steers prefers that companies be permitted to issue shares without pre-emptive rights, in deference to international local practices, Cohen & Steers will approve issuance requests with pre-emptive rights.

Dual Class Capitalizations. Because classes of common stock with unequal voting rights limit the rights of certain shareholders, Cohen & Steers votes against the adoption of a dual or multiple class capitalization structure. Cohen & Steers supports the one-share, one-vote principle for voting.

Restructurings/Recapitalizations. Cohen & Steers reviews proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis. In voting, Cohen & Steers considers the following:

•	Dilution: how much will the ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

•	Change in control: will the transaction result in a change in control of the company?

•	Bankruptcy: generally approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

Share Repurchase Programs. Cohen & Steers generally votes in favor of such programs where the repurchase would be in the long-term best interests of shareholders and where we believe that this is a good use of the company’s cash.

Cohen & Steers will vote against such programs when shareholders’ interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive maneuver or an attempt to entrench management.

Targeted Share Placements (SP). Cohen & Steers votes these proposals on a case-by-case basis. These proposals ask companies to seek shareholder approval before placing 10% or more of their voting stock with a single investor. The proposals are typically in reaction to the placement of a large block of voting stock in an employee stock option plan, parent capital fund or with a single friendly investor, with the aim of protecting the company against a hostile tender offer.

Shareholder Rights Plans. Cohen & Steers reviews proposals to ratify shareholder rights plans (poison pills) on a case-by-case basis taking into consideration the length of the plan.

Shareholder Rights Plans (JAPAN). Cohen & Steers reviews proposals on a case-by-case basis examining not only the features of the plan itself but also factors including share price movements, shareholder composition, board composition, and the company’s announced plans to improve shareholder value.

Reincorporation Proposals. Proposals to change a company’s jurisdiction of incorporation are examined on a case-by-case basis. When evaluating such proposals, Cohen & Steers reviews management’s rationale for the proposal, changes to the charter/bylaws, and differences in the applicable laws governing the companies.

Voting on State Takeover Statutes (SP). Cohen & Steers reviews on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions and disgorgement provisions). In voting on these proposals, Cohen & Steers takes into account whether the proposal is in the long-term best interests of the company and whether it would be in the best interests of the company to thwart a shareholder’s attempt to control the board of directors.

Mergers and Corporate Restructurings

Mergers and Acquisitions. Votes on mergers and acquisitions are considered on a case-by-case basis, taking into account the anticipated financial and operating benefits, offer price (cost vs. premium), prospects of the combined companies, how the deal was negotiated and changes in corporate governance and their impact on shareholder rights.

Cohen & Steers votes against proposals that require a super-majority of shareholders to approve a merger or other significant business combination.

Nonfinancial Effects of a Merger or Acquisition. Some companies have proposed charter provisions that specify that the board of directors may examine the nonfinancial effects of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. Cohen & Steers generally vote against proposals to adopt such charter provisions. Directors should base their decisions solely on the financial interests of the shareholders.

Spin-offs. Cohen & Steers evaluates spin-offs on a case-by-case basis taking into account the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales. Cohen & Steers evaluates asset sales on a case-by-case basis taking into account the impact on the balance sheet/working capital, value received for the assets, and potential elimination of diseconomies.

Liquidations. Cohen & Steers evaluates liquidations on a case-by-case basis taking into account management’s efforts to pursue other alternatives, appraisal value of the assets, and the compensation plan for executives managing the liquidation.

Issuance of Debt (non-U.S.). Cohen & Steers evaluates these proposals on a case-by-case basis. Reasons for increased bank borrowing powers are numerous and varied, including allowing for normal growth of the company, the financing of acquisitions, and allowing increased financial leverage. Management may also attempt to borrow as part of a takeover defense. Cohen & Steers generally votes in favor of proposals that will enhance a company’s long-term prospects. Cohen & Steers votes against any uncapped or poorly-defined increase in bank borrowing powers or borrowing limits, issuances that would result in the company reaching an unacceptable level of financial leverage or a material reduction in shareholder value, or where such borrowing is expressly intended as part of a takeover defense.

Ratification of Auditors

Cohen & Steers generally votes for proposals to ratify auditors, auditor remuneration and/or proposals authorizing the board to fix audit fees, unless:

•	an auditor has a financial interest in or association with the company, and is therefore not independent;

•	there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

•	the name of the proposed auditor and/or fees paid to the audit firm are not disclosed by the company prior to the meeting;

•	the auditors are being changed without explanation; or

•	fees paid for non-audit related services are excessive and/or exceed fees paid for audit services or limits set by local best practice recommendations or law.

Where fees for non-audit services include fees related to significant one-time capital structure events, initial public offerings, bankruptcy emergence, and spinoffs, and the company makes public disclosure of the amount and nature of those fees, then such fees may be excluded from the non-audit fees considered in determining whether non-audit related fees are excessive.

Auditor Rotation

Cohen & Steers evaluates auditor rotation proposals on a case-by-case basis taking into account the following factors: the tenure of the audit firm; establishment and disclosure of a review process whereby the auditor is regularly evaluated for both audit quality and competitive pricing; length of the rotation period advocated in the proposal; and any significant audit related issues.

Auditor Indemnification

Cohen & Steers generally votes against auditor indemnification and limitation of liability. However, Cohen & Steers recognizes there may be situations where indemnification and limitations on liability may be appropriate.

Annual Accounts and Reports (non-U.S.)

Annual reports and accounts should be detailed and transparent and should be submitted to shareholders for approval in a timely manner as prescribed by law. They should meet accepted reporting standards such as those prescribed by the International Accounting Standards Board (IASB).

Cohen & Steers generally approves proposals relating to the adoption of annual accounts provided that:

•	The report has been examined by an independent external accountant and the accuracy of material items in the report is not in doubt;

•	The report complies with legal and regulatory requirements and best practice provisions in local markets;

•	the company discloses which portion of the remuneration paid to the external accountant relates to auditing activities and which portion relates to non-auditing advisory assignments;

•	A report on the implementation of risk management and internal control measures is incorporated, including an in-control statement from company management;

•

A report should include a statement of compliance with relevant codes of best practice for markets where they exist (e.g. for UK companies a statement of compliance with the Corporate Governance Code should be made, together with detailed explanations about any area(s) of non-compliance);

•	A conclusive response is given to all queries from shareholders; and

•	Other concerns about corporate governance have not been identified.

Appointment of Internal Statutory Auditor (JAPAN)

Cohen & Steers evaluates these proposals on a case-by-case basis taking into account the work history of each nominee. If the nominee is designated as independent but has worked the majority of his or her career for one of the company’s major shareholders, lenders, or business partners, Cohen & Steers considers the nominee affiliated and will withhold support.

Shareholder Access and Voting Proposals

Proxy Access. Cohen & Steers reviews proxy access proposals on a case-by-case basis taking into account the parameters of proxy access use in light of a company’s specific circumstances. Cohen & Steers generally supports proposals that provide shareholders with a reasonable opportunity to use the right without stipulating overly restrictive or onerous parameters for use and also provide assurances that the mechanism will not be subject to abuse by short-term investors, investors without a substantial investment in the company or investors seeking to take control of the board.

Bylaw Amendments. Cohen & Steers votes on a case-by-case basis on proposals requesting companies grant shareholders the ability to amend bylaws. Similar to proxy access, Cohen & Steers generally supports proposals that provide assurances that this right will not be subject to abuse by short-term investors or investors without a substantial investment in a company.

Reimbursement of Proxy Solicitation Expenses (SP). In the absence of compelling reasons, Cohen & Steers will generally not support such proposals.

Shareholder Ability to Call Special Meetings (SP). Cohen & Steers votes on a case-by-case basis on proposals requesting companies amend their governance documents (bylaws and/or charter) in order to allow shareholders to call special meetings.

Shareholder Ability to Act by Written Consent (SP). Cohen & Steers generally votes against proposals to allow or facilitate shareholder action by written consent to provide reasonable protection of minority shareholder rights.

Shareholder Ability to Alter the Size of the Board. Cohen & Steers generally votes for proposals that seek to fix the size of the board and vote against proposals that give the board the ability to alter the size of the board without shareholder approval. While Cohen & Steers recognizes the importance of such proposals, these proposals may be set forth in order to promote the agenda(s) of certain special interest groups and could be disruptive to management of the company.

Cumulative Voting (SP). Having the ability to cumulate votes for the election of directors (i.e., to cast more than one vote for a director) generally increases shareholders’ rights to effect change in the management of a company. However, Cohen & Steers acknowledges that cumulative voting promotes special candidates who may not represent the interests of all, or even a majority, of shareholders. Therefore, when voting on proposals to institute cumulative voting, Cohen & Steers evaluates all facts and circumstances surrounding such proposal and generally vote against cumulative voting where the company has good corporate governance practices in place, including majority voting for director elections and a de-classified board.

Supermajority Vote Requirements (SP). Cohen & Steers generally supports proposals that seek to lower supermajority voting requirements.

Confidential Voting. Cohen & Steers votes for proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as such proposals permit management to request that dissident groups honor its confidential voting policy in the case of proxy contests.

Virtual Shareholder Meetings (SP). Cohen & Steers generally votes for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings and companies allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.

Date/Location of Meeting (SP). Cohen & Steers votes against shareholder proposals to change the date or location of the shareholders’ meeting.

Adjourn Meeting if Votes Are Insufficient. Cohen & Steers generally votes against open-end requests for adjournment of a shareholder meeting. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this policy to be carried out, the adjournment request will be supported.

Disclosure of Shareholder Proponents (SP). Cohen & Steers votes for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

Environmental and Social Proposals

Cohen & Steers believes that well-managed companies should be identifying, evaluating and assessing environmental and social issues and, where material to its business, managing exposure to environmental and social risks related to these issues. When considering management or shareholder proposals relating to these issues, because of the diverse nature of environmental and social proposals, Cohen & Steers evaluates these proposals on a case-by-case basis. The principles guiding our evaluation of these proposals include, but are not limited to:

•

The current level of publicly available disclosure from the company or other publicly available sources, including if the company already discloses similar information through existing reports or policies;

•	Whether implementation of a proposal is likely to enhance or protect shareholder value;

•	Whether a proposal can be implemented at a reasonable cost;

•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;

•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales;

•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	What other companies in the relevant industry have done in response to the issue addressed in the proposal; and

•	Whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Environmental Proposals (SP). Cohen & Steers acknowledges that environmental considerations can pose significant investment risks and opportunities. Therefore, Cohen & Steers generally votes in favor of proposals requesting a company disclose information that will aid in the determination of material environmental issues impacting the company and, where material to its business, how the company is managing exposure to environmental risks related to these issues, taking into consideration the following factors:

•	The general factors listed above; and

•	Whether the issues presented have already been effectively dealt with through governmental regulation or legislation.

In particular in relation to climate-related risk and opportunities material to its business, we expect companies to help their investors understand how they may be impacted by such risk and opportunities, and how these factors are considered within strategy in a manner consistent with the company’s business model and sector. The principles guiding our evaluation of these proposals are:

•	The general factors listed above;

•

The transition and physical risks the company faces related to climate change on its operations and investment in terms of the impact on its business and financial condition, including the company’s related disclosures;

•	How the company identifies, measures and manages such risks; and

•	The company’s approach to climate-related risk as part of governance, strategy, risk management, and metrics and targets.

Social Proposals (SP). Cohen & Steers acknowledges that social considerations can pose significant risks and opportunities. There, Cohen & Steers generally votes in favor of proposals requesting a company disclose information that will aid in the determination of material social issues impacting the company and, where material to its business, how the company is managing exposure to social risks related to these issues.

Cohen & Steers believes board and workforce diversity are beneficial to the decision-making process and can enhance long-term profitability. Therefore, Cohen & Steers generally votes in favor of proposals that seek to increase board and workforce diversity including, but not limited to, diversity of gender, ethnicity, race and background. Cohen & Steers votes all other social proposals on a case-by-case basis, including, but not limited to, proposals related to political and charitable contributions, lobbying, and gender equality and the gender pay gap.

Miscellaneous Proposals

Bundled Proposals. Cohen & Steers reviews on a case-by-case basis bundled or “conditioned” proposals. For items that are conditioned upon each other, Cohen & Steers examines the benefits and costs of the bundled items. In instances where the combined effect of the conditioned items is not in shareholders’ best interests, Cohen & Steers votes against such proposals. If the combined effect is positive, Cohen & Steers supports such proposals. In the case of bundled director proposals, Cohen & Steers will vote for the entire slate only if Cohen & Steers would have otherwise voted for each director on an individual basis.

Other Business. Cohen & Steers generally votes against proposals to approve other business where Cohen & Steers cannot determine the exact nature of the proposal(s) to be voted on.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Information pertaining to the portfolio managers of the registrant, as of March 8, 2023, is set forth below.

Mathew Kirschner • Vice President • Portfolio manager since 2019	Senior Vice President of C&S since 2019. Prior to that, Vice President of C&S since 2010.

William F. Scapell • Vice President • Portfolio manager since inception	Executive Vice President of C&S since 2014. Prior to that, Senior Vice President of C&S since 2003.

Jason A. Yablon • Vice President • Portfolio manager since 2012	Executive Vice President of C&S since January, 2022. Prior to that, Senior Vice President of C&S since 2014. Prior to that, Vice President of C&S since 2008.

C&S utilizes a team-based approach in managing the registrant. Mr. Kirschner and Mr. Yablon direct and supervise the execution of the registrant’s investment strategy, and lead and guide the other members of the team. Mr. Scapell manages the registrant’s preferred securities investments.

Each portfolio manager listed above manages other investment companies and/or investment vehicles and accounts in addition to the registrant. The following tables show, as of December 31, 2022, the number of other accounts each portfolio manager managed in each of the listed categories and the total assets in the other accounts managed within each category. Two (2) of the 33 accounts managed by Mr. Yablon, and two (2) of the 29 accounts managed by Mr. Kirschner, with total assets of $226.5 million, are subject to performance-based fees.

Mathew Kirschner	Number of accounts	Total assets

• Registered investment companies	11	$20,732,018,275

• Other pooled investment vehicles	19	$9,624,471,920

• Other accounts	29	$4,952,352,821

William F. Scapell	Number of accounts	Total assets

• Registered investment companies	13	$19,605,878,583

• Other pooled investment vehicles	17	$3, 034,590,838

• Other accounts	23	$3,003,826,101

Jason A. Yablon	Number of accounts	Total assets

• Registered investment companies	12	$22,518,960,533

• Other pooled investment vehicles	15	$8,062,266,216

• Other accounts	33	$5,191,550,795

Share Ownership. The following table indicates the dollar range of securities of the registrant owned by the registrant’s portfolio managers as of December 31, 2022:

Dollar Range of Securities Owned
Mathew Kirschner	None
William F. Scapell	None
Jason A. Yablon	None

Conflicts of Interest. It is possible that conflicts of interest may arise in connection with the portfolio manager’s management of the registrant’s investments on the one hand and the investments of other accounts or vehicles for which the portfolio managers are responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the registrant and the other accounts or vehicles he advises. In addition, due to differences in the investment strategies or restrictions among the registrant and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the registrant.

In some cases, another account managed by a portfolio manager may provide more revenue to the registrant’s investment advisor. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, the investment advisor strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related impediments (such as client-imposed restrictions or lack of available cash), it is the policy of the investment advisor to allocate investment ideas pro rata to all accounts with the same primary investment objective.

In addition, certain of the portfolio managers may from time to time manage one or more accounts on behalf of the registrant’s investment advisor and its affiliated companies (the “CNS Accounts”). Certain securities held and traded in the CNS Accounts also may be held and traded in one or more client accounts. It is the policy of the investment advisor however not to put the interests of the CNS Accounts ahead of the interests of client accounts. The investment advisor may aggregate orders of client accounts with those of the CNS Accounts; however, under no circumstances will preferential treatment be given to the CNS Accounts. For all orders involving the CNS Accounts, purchases or sales will be allocated prior to trade placement, and orders that are only partially filled will be allocated across all accounts in proportion to the shares each account, including the CNS Accounts, was designated to receive prior to trading. As a result, it is expected that the CNS Accounts will receive the same average price as other accounts included in the aggregated order. Shares will not be allocated or re-allocated to the CNS Accounts after trade execution or after the average price is known. In the event so few shares of an order are executed that a pro-rata allocation is not practical, a rotational system of allocation may be used; however, the CNS Accounts will never be part of that rotation or receive shares of a partially filled order other than on a pro-rata basis.

Because certain CNS Accounts are managed with a cash management objective, it is possible that a security will be sold out of the CNS Accounts but continue to be held for one or more client accounts. In situations when this occurs, such security will remain in a client account only if the portfolio manager, acting in its reasonable judgment and consistent with its fiduciary duties, believes this is appropriate for, and consistent with the objectives and profile of, the client account.

Advisor Compensation Structure. Compensation of the investment advisor’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus and (3) annual stock-based compensation consisting generally of restricted stock units of the investment advisor’s parent, CNS. The investment advisor’s investment professionals, including the portfolio managers, also receive certain retirement, insurance and other benefits that are broadly available to all of its employees. Compensation of the investment advisor’s investment professionals is reviewed primarily on an annual basis.

Method to Determine Compensation. The registrant’s investment advisor compensates its portfolio managers based primarily on the total return performance of funds and accounts managed by the portfolio manager versus appropriate peer groups or benchmarks. C&S uses a variety of benchmarks to evaluate each portfolio managers’ performance for compensation purposes, including the FTSE Nareit Equity REITs Index, the ICE BofA 1-5 Year US Corporate Index and other broad based indexes based on the asset classes managed by each portfolio manager. In evaluating the performance of a portfolio manager, primary emphasis is normally placed on one- and three-year performance, with secondary consideration of performance over longer periods of time. Performance is evaluated on a pre-tax and pre-expense basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds and accounts with a primary investment objective of high current income, consideration will also be given to the fund’s and account’s success in achieving this objective. For portfolio managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis. The investment advisor has three funds or accounts with performance-based advisory fees. Portfolio managers are also evaluated on the basis of their success in managing their dedicated team of analysts. Base compensation for portfolio managers of the investment advisor varies in line with the portfolio manager’s seniority and position with the firm.

Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the investment advisor and CNS. While the annual salaries of the investment advisor’s portfolio managers are fixed, cash bonuses and stock based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Note: On December 13, 2022, the Board of Directors of the Fund approved continuation of the delegation of its authority to management to effect repurchases, pursuant to management’s discretion and subject to market conditions and investment considerations, of up to 10% of the Fund’s common shares outstanding (“Share Repurchase Program”) as of January 1, 2023 through December 31, 2023.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) For the fiscal year ended December 31, 2022, the registrant had the following dollar amounts of income and fees/compensation related to its securities lending activities:

Total
Gross income from securities lending activities	$980,171
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$188,506
Fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	—
Administrative fees that are not included in the revenue split	—
Indemnification fee not included in the revenue split	—
Rebates paid to borrowers;	—
Other fees relating to the securities lending program not included in the revenue split	—
Aggregate fees/compensation for securities lending activities and related services	$188,506
Net income from securities lending activities	$791,665

(b) During the registrants most recent fiscal year ended December 31, 2022, BNP Paribas (“BNPP”) served as the registrant’s securities lending agent.

As a securities lending agent, BNPP is responsible for the implementation and administration of the registrant’s securities lending program. Pursuant to its respective Securities Lending Agreement (“Securities Lending Agreement”) with the registrant, BNPP, as a general matter, performs various services, including the following:

•	Locating borrowers;

•	Monitoring daily the value of the loaned securities and collateral (i.e. the collateral posted by the party borrowing);

•	Negotiation of loan terms;

•	Selection of securities to be loaned;

•	Recordkeeping and account servicing;

•	Monitoring of dividend activity and material proxy votes relating to loaned securities, and;

•	Arranging for return of loaned securities to the registrant at loan termination.

BNPP is compensated for the above-described services from its securities lending revenue split. The table above shows what the registrant earned and the fees and compensation it paid in connections with its securities lending activities during its most recent fiscal year.

Item 13. Exhibits.

(a)(1) Filed herewith.

(a)  (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

(c) Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions pursuant to the Registrant’s Managed Distribution Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Executive Officer (President and Chief Executive Officer)

Date:	March 8, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Executive Officer (President and Chief Executive Officer)

By:	/s/ Albert Laskaj
Name: Albert Laskaj Title: Principal Financial Officer (Treasurer and Chief Financial Officer)

Date:	March 8, 2023